AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 2002.

                                               SECURITIES ACT FILE NO. 333-37028
                                       INVESTMENT COMPANY ACT FILE NO. 811-09943

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Pre-Effective Amendment No.
     Post-Effective Amendment No. 4                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 7                                        [X]

                        (Check appropriate box or boxes)

                                 --------------

                                 PITCAIRN FUNDS
               (Exact Name of Registrant as Specified in Charter)

                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                            Jenkintown, PA 19046-3593
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (215) 881-6116

        Alvin A. Clay III        --------------   Copies of Communications to:
     Pitcairn Trust Company
 One Pitcairn Place, Suite 3000                      Ruth S. Epstein, Esq.
     165 Township Line Road                                 Dechert
    Jenkintown, PA 19046-3593                        1775 Eye Street, N.W.
                                                    Washington, D.C. 20006
(Name and Address of Agent of Service of Process)

It is proposed that this filing will become effective (check appropriate box):

[ ]  Immediately upon filing pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (b)

[X]  On February 28, 2003 pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

                                 PITCAIRN FUNDS
                                   PROSPECTUS

                                February 28, 2003


                             Diversified Value Fund
                                Select Value Fund
                             Diversified Growth Fund
                               Select Growth Fund
                                 Small Cap Fund
                             Family Heritage(R) Fund
                            International Equity Fund
                                Taxable Bond Fund
                              Tax-Exempt Bond Fund


The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete. It is a criminal offense for anyone to make any representation to the contrary.

HOW TO READ THIS PROSPECTUS
--------------------------------------------------------------------------------

PITCAIRN FUNDS (THE "TRUST"), WHOSE INVESTMENT ADVISER IS PITCAIRN INVESTMENT MANAGEMENT (THE "ADVISER"), OFFERS NINE SEPARATE MUTUAL FUNDS (EACH A "FUND," COLLECTIVELY, "FUNDS") TO CLIENTS OF PITCAIRN TRUST COMPANY. OF THESE, SEVEN - THE EQUITY FUNDS - INVEST PRIMARILY IN EQUITY SECURITIES. THE REMAINING TWO FUNDS - THE FIXED INCOME FUNDS - INVEST PRIMARILY IN FIXED INCOME SECURITIES. THE FUNDS HAVE INDIVIDUAL INVESTMENT GOALS AND STRATEGIES. THIS PROSPECTUS GIVES YOU IMPORTANT INFORMATION ABOUT EACH OF THE FUNDS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:
                                                                            PAGE

     Introduction - Information Common To All Funds......................     2
     The Equity Funds
           Diversified Value Fund........................................     3
           Select Value Fund ............................................     7
           Diversified Growth Fund.......................................    11
           Select Growth Fund............................................    15
           Small Cap Fund................................................    18
           Family Heritage(R)Fund........................................    22
           International Equity Fund.....................................    26
     The Fixed Income Funds
           Taxable Bond Fund.............................................    30
           Tax-Exempt Bond Fund..........................................    35
     More Information About Risk.........................................    37
     Other Information...................................................    39
           Investment Adviser............................................    40
           Sub-Advisers - Managers.......................................    41
     Shareholder Services Plan...........................................    44
     Purchasing, Selling And Exchanging Fund Shares......................    46
     Dividends, Distributions And Taxes..................................    47
     Financial Highlights................................................    50
     Appendix............................................................   A-1

INTRODUCTION
--------------------------------------------------------------------------------
Information Common To All Funds

Each Fund operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers (each a "Manager," collectively, "Managers"), invests that money in securities. Each Fund has its own investment goal and strategies for reaching that goal. The Manager invests Fund assets in a way that it believes will help the Fund achieve its goal. Investing in a Fund involves risks, as there is no guarantee that a Fund will achieve its goal.

A Manager's judgments about the markets, the economy, or companies may not correctly anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. IN FACT, NO MATTER HOW GOOD A JOB A MANAGER DOES, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A FUND, JUST AS YOU COULD WITH OTHER INVESTMENTS. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The value of your investment in a Fund is based on the market value of the securities the Fund holds. These prices can change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on the magnitude of the change and how widely the Fund diversifies its holdings. Refer to page __ for "More Information about Risk."

Each Fund selects one or more broad-based securities market indexes for comparison purposes in reporting performance (sometimes referred to as the
Fund's benchmark). However, the Funds are not sponsored, endorsed, sold or promoted by the sponsor of any index, and no such sponsor makes any representations regarding the advisability of investing in any of the Funds.

DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a diversified portfolio of equity securities of large and mid-capitalization companies designed to provide exposure to the value portion of the U.S. stock market. The Manager selects specific stocks it believes are undervalued, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark.

INVESTMENT STRATEGY
The Diversified Value Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager seeks stocks with attractive valuations within their industries and market sectors. The prices of value stocks are typically below their true worth, in the Manager's judgment, compared to other stocks as measured by such traditional fundamental investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's goal.

The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have market capitalization in excess of $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments
- in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

The Manager adheres to an investment philosophy that focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies.

TAX MANAGEMENT STRATEGY
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):

     o When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;

     o Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;

     o Selling securities to realize capital losses that can be offset against realized capital gains; and

     o    Favoring lower dividend stocks.

PRINCIPAL RISKS OF INVESTING
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of in-

DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------
(continued)

vesting in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, large and mid cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

PERFORMANCE  INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

-4.91%
2001

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest (___/Qtr. '01) %
Lowest  (___/Qtr. '01) %

DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------
(continued)

AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2002

                                                      PAST         PAST         PAST          SINCE
                                                     1 YEAR       5 YEARS     10 YEARS     INCEPTION (A)
Diversified Value Fund
     Returns Before Taxes                                  %         N/A         N/A               %
     Returns After Taxes on Distributions                  %         N/A         N/A               %
     Returns After Taxes on Distributions and
       Sale of Fund Shares                                 %         N/A         N/A               %
Russell 1000(R)Value Index (b)                             %         N/A         N/A               %
     (reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(a) Inception Date for Fund: 8/04/2000; Index Returns calculated from 8/31/2000.

(b) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Fund currently uses this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). You cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets) (1)(2)
      Management Fees......................................................0.70%
      Shareholder Service Fees.............................................0.25%
      Other Expenses.......................................................    %
      Total Annual Fund Operating Expenses ................................    %
            Fee Waiver and/or Expense Reimbursement (2)....................    %
            Net Expenses (2)...............................................    %

(1) The expense items shown above are based on amounts incurred during the most recent fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 1.00% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" for more detailed information.

DIVERSIFIED VALUE FUND
--------------------------------------------------------------------------------
(continued)

(2) These amounts reflect securities lending revenue for the most recent fiscal year of approximately 0.__% of average daily net assets. Actual securities lending revenue for the current year may be higher or lower, with a corresponding impact on Net Expenses.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 YEAR      3 YEARS      5 YEARS    10 YEARS
                      $            $            $           $

SELECT VALUE FUND
--------------------------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a portfolio of U.S. equity securities that the Manager believes are priced below their true worth. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). It tends to be focused in a smaller number of securities than may be the case for a typical diversified value fund.

INVESTMENT STRATEGY
The Select Value Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager generally seeks stocks believed to be priced by the stock market below their true worth.

The Fund emphasizes investments in companies that have market capitalization of at least $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

PRINCIPAL RISKS OF INVESTING
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, large and mid cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value while the Fund owns those stocks. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of mutual funds that invest in other types of equity securities (such as those emphasizing growth stocks).

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other mutual funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests

SELECT VALUE FUND
--------------------------------------------------------------------------------
(continued)

perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Portfolio turnover measures the amount of trading a Fund does during the year. Funds with high turnover rates (100% or higher) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you may pay taxes, even if you don't sell shares by year-end).

PERFORMANCE INFORMATION
The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

SELECT VALUE FUND
--------------------------------------------------------------------------------
(continued)

[GRAPHIC OMITTED]

-2.19%
2001

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest          (___/Qtr. '01)                       %

Lowest           (___/Qtr. '01)                       %

AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2002

                                                      PAST         PAST          PAST          SINCE
                                                     1 YEAR       5 YEARS      10 YEARS     INCEPTION (A)
Select Value Fund
     Returns Before Taxes                                  %        N/A           N/A             %
     Returns After Taxes on Distributions                  %        N/A           N/A             %
     Returns After Taxes on Distributions and
       Sale of Fund Shares                                 %        N/A           N/A             %
Russell 1000(R)Value Index (b)                             %        N/A           N/A             %
     (reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(a) Inception Date for Fund: 8/11/2000; Index Returns calculated from 8/31/2000.

SELECT VALUE FUND
--------------------------------------------------------------------------------
(continued)

(b) The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which in turn is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Fund currently uses this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). You cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets) (1)(2)
      Management Fees......................................................0.70%
      Shareholder Service Fees.............................................0.25%
      Other Expenses.......................................................    %
      Total Annual Fund Operating Expenses.................................    %
            Fee Waiver and/or Expense Reimbursement (2)....................    %
            Net Expenses (2)...............................................    %

(1) The expense items shown above are based on amounts incurred during the most recent fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 1.00% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" for more detailed information.

(2) These amounts reflect securities lending revenue for the most recent fiscal year of approximately 0.__% of average daily net assets. Actual securities lending revenue for the current year may be higher or lower, with a corresponding impact on Net Expenses.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
                       $            $            $            $

DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a diversified portfolio of equity securities of large and mid-capitalization companies designed to provide exposure to the growth portion of the U.S. stock market. The Manager selects specific stocks it believes have above-average potential for growth in revenues and earnings, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark.

INVESTMENT STRATEGY
The Diversified Growth Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. Dividend income, if any, is a consideration incidental to the Fund's investment goal.

The Fund is diversified as to issuers and industries, and emphasizes investments in companies that have market capitalization in excess of $1.5 billion. Up to 10% of the Fund's total assets may be invested in other income-producing securities such as preferred stocks or bonds that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments
- in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

The Manager adheres to an investment philosophy that focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies.

TAX MANAGEMENT STRATEGY
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):

     o When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;

     o Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;

     o Selling securities to realize capital losses that can be offset against realized capital gains; and

     o    Favoring lower dividend stocks.

PRINCIPAL RISKS OF INVESTING
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. In addition, a growth-oriented portfolio is generally more volatile than the overall equity market. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell

DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
(continued)

securities at favorable prices, and the Fund may experience losses. The Fund is subject to the risk that its market segment, mid and large cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

PERFORMANCE INFORMATION
The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

-17.70%
2001

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest          (___/Qtr. '01)                       %

Lowest           (___/Qtr. '01)                       %

DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
(continued)

AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2002

                                                      PAST         PAST          PAST          SINCE
                                                     1 YEAR       5 YEARS      10 YEARS     INCEPTION (A)
Diversified Growth Fund
     Returns Before Taxes                                  %        N/A           N/A              %
     Returns After Taxes on Distributions                  %        N/A           N/A              %
     Returns After Taxes on Distributions and
       Sale of Fund Shares                                 %        N/A           N/A              %
Russell 1000(R)Growth Index (b)                            %        N/A           N/A              %
     (reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(a) Inception Date for Fund: 8/04/2000; Index Returns calculated from 8/31/2000.

(b) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund currently uses this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). You cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets) (1)(2)
      Management Fees......................................................0.70%
      Shareholder Service Fees.............................................0.25%
      Other Expenses.......................................................    %
      Total Annual Fund Operating Expenses.................................    %
            Fee Waiver and/or Expense Reimbursement (2)....................    %
            Net Expenses (2)...............................................    %

(1) The expense items shown above are based on amounts incurred during the most recent fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 1.00% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" for more detailed information.

(2) These amounts reflect securities lending revenue for the most recent fiscal year of approximately 0.__% of average daily net assets. Actual securities lending revenue for the current year may be higher or lower, with a corresponding impact on Net Expenses.

DIVERSIFIED GROWTH FUND
--------------------------------------------------------------------------------
(continued)

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 YEAR      3 YEARS      5 YEARS    10 YEARS
                       $            $            $           $

SELECT GROWTH FUND
--------------------------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a portfolio of U.S. equity securities that the Manager believes have above-average potential for growth in revenues and earnings, and with capital appreciation potential. The Fund will be non-diversified for purposes of the Investment Company Act of 1940, as amended. It will tend to invest in a smaller number of securities than may be the case for a typical diversified growth fund.

INVESTMENT STRATEGY
The Select Growth Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager generally seeks stocks with above average potential for growth in revenue and earnings, and with capital appreciation potential. In addition, the Manager looks for companies that have a leadership position or proprietary niche that appears to be sustainable, that demonstrate a clear mission in an understandable business, that exhibit financial strength and that are valued reasonably in relation to comparable companies in the market.

The Fund emphasizes investments in large capitalization growth companies. Its weighted average market capitalization is approximately $100 billion, and the Fund does not typically invest in companies that have market capitalization of less than $4 billion. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

PRINCIPAL RISKS OF INVESTING
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, mid and large cap equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

SELECT GROWTH FUND
--------------------------------------------------------------------------------
(continued)

PERFORMANCE INFORMATION
The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

-15.20%
2001

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest          (___/Qtr. '01)                       %

Lowest           (___/Qtr. '01)                       %


AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2002

                                                      PAST        PAST          PAST          SINCE
                                                     1 YEAR      5 YEARS      10 YEARS     INCEPTION (A)
Select Growth Fund
     Returns Before Taxes                                  %       N/A           N/A              %
     Returns After Taxes on Distributions                  %       N/A           N/A              %
     Returns After Taxes on Distributions and
       Sale of Fund Shares                                 %       N/A           N/A              %
Russell 1000(R)Growth Index (b)                            %       N/A           N/A              %
     (reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SELECT GROWTH FUND
--------------------------------------------------------------------------------
(continued)

(a) Inception Date for Fund: 8/11/2000; Index Returns calculated from 8/31/2000.

(b) The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Fund currently uses this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). You cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)(1)(2)
      Management Fees......................................................0.85%
      Shareholder Service Fees.............................................0.25%
      Other Expenses.......................................................    %
      Total Annual Fund Operating Expenses.................................   -%
            Fee Waiver and/or Expense Reimbursement (2)....................   -%
            Net Expenses (2)...............................................   -%

(1) The expense items shown above are based on amounts incurred during the most recent fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 1.15% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" for more detailed information

(2) These amounts reflect securities lending revenue for the most recent fiscal year of approximately 0.__% of average daily net assets. Actual securities lending revenue for the current year may be higher or lower, with a corresponding impact on Net Expenses.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 YEAR      3 YEARS      5 YEARS    10-YEARS
                       $            $            $           $

SMALL CAP FUND
--------------------------------------------------------------------------------
Fund Summary (formerly Small Cap Core Fund; originally Small Cap Value Fund)

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY,
Investing primarily in a diversified portfolio of equity securities of small capitalization companies, reflecting a blend of growth and value stocks. The Manager selects specific stocks it believes are undervalued or have above-average potential for growth in revenues and earnings, in companies with a range of risk, capitalization and industry sector characteristics similar to those included in the Russell 2000(R) Index, the benchmark for the Small Cap Fund.

INVESTMENT STRATEGY
The Small Cap Fund invests primarily in U.S. common stocks and other equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in securities of small capitalization companies. Small capitalization companies are those that have market capitalizations between $200 million and $1.5 billion. With respect to the Fund's growth investments, the Manager seeks stocks with above average potential for growth in revenue and earnings. With respect to the Fund's value investments, the Manager seeks stocks with attractive valuations within their industries and market sectors. The prices of value stocks are typically below their true worth in the Manager's judgment compared to other stocks as measured by such traditional investment criteria as earnings, book value and dividend paying ability. Dividend income, if any, is a consideration incidental to the Fund's goal. The Fund is diversified as to issuers and industries. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle that invests in the securities of other issuers.

The Manager adheres to an investment philosophy which focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies within those characteristics.

TAX MANAGEMENT STRATEGY
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):

     o When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;

     o Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;

     o Selling securities to realize capital losses that can be offset against realized capital gains; and

     o    Favoring lower dividend stocks.

PRINCIPAL RISKS OF INVESTING
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. In addition, there is a higher risk that the Fund will lose money because it invests primarily in small capitalization stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile busi-

SMALL CAP FUND
--------------------------------------------------------------------------------
(continued) (formerly Small Cap Core Fund; originally Small Cap Value Fund)

nesses. The prices of small capitalization stocks tend to be more volatile than those of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications. Negative market sentiment towards, or events affecting issuers in, these sectors may adversely affect the Fund's performance due to its emphasis on these sectors. The prices of securities issued by such companies may suffer a decline in value in response to such developments which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is a principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that its market segment, small capitalization equity securities, may underperform other market segments or the equity markets as a whole. The Fund may invest in foreign securities which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the United States, and foreign controls on investment.

A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

PERFORMANCE INFORMATION
The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's performance from year to year and by showing how the average

[GRAPHIC OMITTED]

7.62%
2001

annual returns of the Fund for one year and the life of the Fund compare to those of a broad-based securities market index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

SMALL CAP FUND
--------------------------------------------------------------------------------
(continued) (formerly Small Cap Core Fund; originally Small Cap Value Fund)

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest          (___/Qtr. '01)                       %
Lowest           (___/Qtr. '01)                       %


AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2002

                                                      PAST         PAST          PAST          SINCE
                                                     1 YEAR       5 YEARS      10 YEARS     INCEPTION (A)
Small Cap Fund
     Returns Before Taxes                                  %        N/A           N/A               %
     Returns After Taxes on Distributions                  %        N/A           N/A               %
     Returns After Taxes on Distributions and
       Sale of Fund Shares                                 %        N/A           N/A               %
Russell 2000(R)Value Index (b)                             %        N/A           N/A               %
     (reflects no deduction for fees, expenses or taxes)
Russell 2000(R)Index(c)                                    %        N/A           N/A               %

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(a) Inception Date for Fund: 8/25/2000; Index Returns calculated from 8/31/2000 for Russell 2000(R) Value Index and from August 31, 2002 for Russell 2000(R) Index. The Index for the Fund was changed at the end of July, coincident with the change in its principal investment strategy from small cap value to small cap core.

(b) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Fund used this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark until August 1, 2002, when its investment strategy changed from small cap value to small cap core). You cannot invest directly in the Index.

(c) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. The Fund currently uses this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). You cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets) (1)(2)(3)
      Management Fees......................................................0.70%
      Shareholder Service Fees.............................................0.25%
      Other Expenses (3)...................................................    %
      Total Annual Fund Operating Expenses (3).............................    %
            Fee Waiver and/or Expense Reimbursement (2)....................    %
            Net Expenses (2)...............................................    %

SMALL CAP FUND
--------------------------------------------------------------------------------
(continued) (formerly Small Cap Core Fund; originally Small Cap Value Fund)

(1) The expense items shown above are based on amounts incurred during the most recent fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 1.00% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" for more detailed information.

(2) These amounts reflect securities lending revenue for the most recent fiscal year of approximately 0.__% of average daily net assets. Actual securities lending revenue for the current year may be higher or lower, with a corresponding impact on Net Expenses.

(3)"Other Expenses" does not include expenses that were incurred by the Fund during its last fiscal year of approximately __.__%. These expenses were incurred in connection with the reorganization of the Small Cap Fund (previously known as the Small Cap Growth Fund) into and with the Small Cap Core Fund. The reorganization occurred after the close of business on the last day of the fiscal year. The Small Cap Core Fund changed its name to the Small Cap Fund after the reorganization. Such expenses are not expected to recur.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                    1 YEAR      3 YEARS      5 YEARS    10 YEARS
                         $            $            $           $

FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a portfolio of equity securities of companies designed to provide exposure to the overall U.S. equity market. The Manager selects specific stocks which have significant long-term ownership or managerial involvement in the business by individuals (including any related foundations), and which it believes will appreciate in value, from among companies with a range of risk and capitalization characteristics similar to those included in the broad-based securities index selected as the Fund's benchmark, with the goal of outperforming the benchmark. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended, (the "1940 Act") and it may hold larger positions in a smaller number of securities than a diversified fund.

INVESTMENT STRATEGY
The Family Heritage(R) Fund invests primarily in equity securities of U.S. companies with significant long-term ownership or managerial involvement in the business by individuals (including any related foundations). Although generally such ownership would be in the range of 10% of the outstanding shares of such issuers, such ownership will also be considered significant if it is less than 10% and the Manager believes that one or more of the company's long-term investors - through such ownership and/or positions on the company's board or management - is able to exercise significant influence on the company's policies or management. Although normally the long-term investors will be the founder(s) of the company, and/or members of the founders' families, long-term investors may also be individuals who have acquired significant ownership in a company subsequent to its initial private offering. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities. The Manager believes that family-controlled companies tend to seek high after-tax returns on investment and manage their businesses with a view toward long-term planning. The Fund produces less current income than the U.S. market as a whole, in part because portfolio companies tend to reinvest earnings in the business. Up to 10% of the Fund's total assets may be invested in other income-producing securities, such as preferred stocks or bonds, that are convertible into common stock. Up to 20% of the Fund's total assets may also be invested in securities issued by non-U.S. companies. The Fund may engage in transactions involving "derivative instruments" - options or futures contracts and similar instruments - in order to hedge against fluctuations in market price of the securities in which the Fund primarily invests, or for tax management purposes. The Fund may also acquire shares of exchange-traded funds or similar securities in order to achieve market or industry exposure. An exchange-traded fund is a pooled investment vehicle, that invests in the securities of other issuers.

The Manager adheres to an investment philosophy which focuses on specific security selection within a disciplined risk managed portfolio structure. The Manager conducts in-depth analysis of the financial quality, market capitalization, cash flow, earnings and revenues of individual companies.

TAX MANAGEMENT STRATEGY
Selecting individual stocks that appreciate in value and managing those gains (and any losses) to minimize the impact of taxes on shareholders are ways in which the Manager may seek to achieve the Fund's goal. The Manager and the Fund may use one or more of the following tax management strategies, among others (to the extent consistent with the Fund's investment goal):

     o When a portfolio security is sold, selecting the highest cost tax lots to reduce the amount of the capital gain or to increase the amount of the capital loss realized;

     o Selecting from among portfolio securities that are candidates for sale those tax lots that have been held for the amount of time necessary to generate long-term capital gains rather than short-term capital gains;

     o Selling securities to realize capital losses that can be offset against realized capital gains; and

     o    Favoring lower dividend stocks.

FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------
(continued)

PRINCIPAL RISKS OF INVESTING
The Fund's investment approach is intended to provide long-term capital appreciation, which carries with it the potential for price volatility associated with owning equity securities. Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in value in response, which could result in a decline in the value of the Fund's shares. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, during periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices, and the Fund may experience losses. The Fund is subject to the risk that family-controlled equity securities may underperform the equity markets as a whole. The Fund may invest in foreign securities, which may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities
depositories  than  those  in  the  United  States,   and  foreign  controls  on
investment.

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

PERFORMANCE INFORMATION
The performance information shown below for periods prior to the Fund's inception (August 4, 2000) reflects the performance of a common trust fund (the "Predecessor Fund" for the purposes of this section) that was managed with full investment authority by the Fund's Manager prior to August 4, 2000, (the effective date of the Trust's registration statement), restated to reflect the fees and expenses that are expected to be borne by the Fund (including the expense limitation set forth in the fee table below). The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's and the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the average annual returns of the Fund and the Predecessor Fund (with fee adjustments) for one, five and ten years compare to those of a broad-based securities market index. The Predecessor Fund's investment adviser effected material changes in the investment strategy in the Predecessor Fund in April, 1996. At that time, the Predecessor Fund began using the same investment strategy described in this Prospectus for the Family Heritage(R) Fund. From inception in 1989 until 1994, the Predecessor Fund invested primarily in large capitalization stocks and from 1994 to April 1996 the Predecessor Fund invested primarily in mid-capitalization stocks and selected stocks with risk and capitalization characteristics similar to the Russell Midcap(R) Index. [In February 2003 the Fund changed its investment strategy to include investments in companies with long-term investors who have significant ownership or managerial involvement in the company's business] Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

FAMILY HERITAGE(R) FUND
--------------------------------------------------------------------------------
(continued)

[GRAPHIC OMITTED]

6.56%   -4.72%  14.83%  19.78%  38.25%  23.67%  32.34%  -9.04%  -10.32%
1993    1994    1995    1996    1997    1998    1999    2000    2001    2002

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest          (___/Qtr. '99)                       %
Lowest           (___/Qtr. '01)                       %

AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2002

                                                      PAST        PAST          PAST     SINCE FUND
                                                     1 YEAR      5 YEARS      10 YEARS  INCEPTION (A)
Family Heritage(R) Fund (b)
     Returns Before Taxes                                  %          %            %           %
     Returns After Taxes on Distributions                  %        N/A          N/A           %
     Returns After Taxes on Distributions and
       Sale of Fund Shares                                 %        N/A          N/A           %
Wilshire 5000 Total Market Index(c)                        %          %            %           %
     (reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(a) Inception Date for Fund: 8/04/2000; Index Returns calculated from 8/31/2000.
(b) Five and Ten-year Returns Before Taxes include performance of the Predecessor Fund. The Family Heritage(R) Fund's investment goal and policies are the same as those of the Predecessor Fund at the time of the conversion. The Predecessor Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance might have been adversely affected.

(c) The Wilshire 5000 Total Market Index is a widely-recognized unmanaged index of large, mid and small capitalization stocks. The Fund currently uses this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). You cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets) (1)(2)
      Management Fees......................................................0.90%
      Shareholder Service Fees.............................................0.25%
      Other Expenses ......................................................%
      Total Annual Fund Operating Expenses ................................%
         Fee Waiver and/or Expense Reimbursement (2).......................%
         Net Expenses (2) .................................................%

(1) The expense items shown above are based on amounts incurred during the most recent fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 1.20% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" for more detailed information.

(2) These amounts have been restated to reflect securities lending revenue for the most recent fiscal year of approximately 0.__% of average daily net assets. Actual securities lending revenue for the current year may be higher or lower, with a corresponding impact on Net Expenses.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
                  1 YEAR       3 YEARS      5 YEARS    10 YEARS
                       $            $             $           $

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a diversified portfolio of equity securities of non-U.S. issuers.

INVESTMENT STRATEGY
The International Fund invests primarily in equity securities of non-U.S. companies. Under normal market conditions, the Fund invests at least 80% of the value of its assets in equity securities of issuers located in at least three foreign countries. The Fund invests primarily in developed countries, but may invest in countries with emerging markets. The Fund uses a multi-manager approach, relying on several Managers with differing investment philosophies to manage the Fund's assets under the general supervision of the Adviser. The Adviser may reserve a portion of the Fund's assets (generally not to exceed 5%) and will manage that portion for liquidity needs of the Fund. The balance of the Fund's assets will be allocated, approximately one-third each, to the Managers. The Managers' investment philosophies are as follows:

     Oechsle International Advisors, LLC ("Oechsle") approaches stock selection by focusing on individual stocks and fundamental characteristics of companies that have an above average potential for growth in revenue and earnings. Oechsle's goal is to find companies with top management, quality products and sound financial positions that are attractively priced. Due to this investment strategy, the Portfolio managed by Oechsle may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

     The Boston Company Asset Management, LLC ("TBCAM") has a value-oriented, bottom-up investment style that is research based, focusing first on stock selection and then enhanced by its country allocation guidelines. TBCAM evaluates traditional measures of value such as a low price-to-earnings ratio, low price-to-book value ratio, and low price-to-cash flow ratio. In addition, TBCAM reviews company fundamentals, including operating return characteristics, overall financial health, and positive changes in business momentum. This approach seeks to preserve capital in declining markets while adding value in rising markets.

     Brandywine Asset Management, LLC ("Brandywine") adheres to a strictly bottom-up stock selection process. Quantitative screens are used to identify a universe of securities which meet Brandywine's definition of value, and then in-depth fundamental analysis is used to narrow that universe to those stocks with the characteristics Brandywine considers necessary to return to normal valuation.

PRINCIPAL RISKS OF INVESTING
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over extended periods of time. Historically, the equity markets have moved in cycles. The value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response to such developments. These factors contribute to price volatility, which is a principal risk of investing in the Fund. The Fund is also subject to the risk that its market segment, foreign common stocks, may underperform other equity market segments or the equity markets as a whole.

Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
(continued)

issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

A principal risk of investing in value stocks is that they may never reach what the Manager believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

PERFORMANCE INFORMATION
The performance information shown below for periods prior to the Fund's inception (August 4, 2000) reflects the performance of a common trust fund (the "Predecessor Fund" for the purposes of this section) that was managed with full investment authority by the Fund's investment adviser (which employed a sub-adviser) prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses that are expected to be borne by the Fund (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's and the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the average annual returns of the Fund and the Predecessor Fund (with fee adjustments) for one year, five years and since inception compare to those of a broad-based securities market index. The Predecessor Fund's investment adviser effected material changes in the investment strategy in the Predecessor Fund in April, 1999 through the selection of a new sub-adviser. Prior to that time, the Predecessor Fund's portfolio was not as heavily weighted in the technology sector, and had more of a value orientation. The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Prior to January 1, 2003 Oechsle International Advisors, LLC served as the sole Manager for the Fund.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
(continued)

[GRAPHIC OMITTED]

9.60%    2.70%    9.83%    -3.74%   12.73%   36.14%   -18.73%  -26.66%
1994     1995     1996     1997     1998     1999     2000     2001     2002

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest          (___/Qtr. '99)                       %
Lowest           (___/Qtr. '01)                       %

AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2002

                                                      PAST         PAST         SINCE FUND      SINCE PREDECESSOR
                                                     1 YEAR       5 YEARS      INCEPTION (A)    FUND INCEPTION (B)
International Equity Fund
     Returns Before Taxes(c)                               %                          %                   %
     Returns After Taxes on Distributions                  %        N/A               %                 N/A
     Returns After Taxes on Distributions and
       Sale of Fund Shares                                 %        N/A               %                 N/A

MSCI All Country World Free
   Ex-US Index (d)                                         %          %               %                   %
     (reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(a) Inception date for Fund: 8/4/2000; Index Returns calculated from 8/31/2000.

(b) Inception date for Predecessor Fund: May 31, 1993.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
(continued)

(c) Five-year and Since Predecessor Fund Inception Returns Before Taxes include performance of the Predecessor Fund. The International Equity Fund's investment goal and policies are the same as those of the Predecessor Fund at the time of the conversion. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance might have been adversely affected.

 (d) The Fund's investment performance currently is measured against The Morgan Stanley Capital International All Country World Free ex-U.S. Index. The Fund uses this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). Previously, the Fund used the Morgan Stanley Capital International All Country World ex-U.S. Index as its benchmark. That index was discontinued on November 1, 2001. You cannot invest directly in the Index.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets) (1)(2)
      Management Fees......................................................0.95%
      Shareholder Service Fees.............................................0.25%
      Other Expenses.......................................................%
      Total Annual Fund Operating Expenses.................................%
         Fee Waiver and/or Expense Reimbursement (2).......................%
         Net Expenses (2)..................................................%

(1) The expense items shown above are based on amounts incurred during the most recent fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 1.25% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" for more detailed information.

(2) These amounts have been restated to reflect securities lending revenue for the most recent fiscal year of approximately 0.__% of average daily net assets. Actual securities lending revenue for the current year may be higher or lower, with a corresponding impact on Net Expenses.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                  1 YEAR       3 YEARS      5 YEARS    10 YEARS
                       $             $           $            $

TAXABLE BOND FUND
--------------------------------------------------------------------------------
Fund Summary  (formerly Government/Corporate Bond Fund)

INVESTMENT GOAL
Income and capital appreciation consistent with prudent investment risk and liquidity.

PRINCIPAL INVESTMENT STRATEGY
Investing primarily in a portfolio of investment grade fixed income securities without limitation as to their maturity. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and it may hold larger positions in a smaller number of securities than a diversified fund.

INVESTMENT STRATEGY
The Taxable Bond Fund invests primarily in investment grade fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), and non-governmental issuers. U.S. Government Securities in which the Fund may invest include, but are not limited to, U.S. Treasury bills, notes and bonds, Government National Mortgage Association mortgage-backed certificates and other securities representing ownership interests in mortgage pools. Normally, the Fund will invest at least 80% of the value of its assets in bonds, i.e., fixed income securities of all types. The Fund may invest up to 65% of its total assets in a combination of U.S. dollar denominated bonds of foreign issuers, mortgage-backed securities, asset-backed securities, receivable-backed securities, floating or variable rate corporate debt instruments, convertible bonds (and the corresponding stock, if converted) and preferred stock. Under normal conditions, the Fund may hold up to 20% of its assets in cash or money market instruments in order to maintain liquidity or pending appropriate investment opportunities. The Fund maintains an average maturity that is generally similar to that of the broad-based securities index selected as the Fund's benchmark; however, there is no limit on the maximum maturity for a particular investment. Investment grade fixed income securities are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or determined by the Manager to be of equivalent quality. The Fund will not invest more than 20% of its assets in fixed income securities rated in the lowest category of investment grade securities, measured at the time of the Fund's initial investment in the security.

The Manager's strategy for the Fund is intended to provide relatively stable current income, a competitive current yield and reasonable principal volatility. The fixed income securities held by the Fund may also have the potential for moderate price appreciation.

The Fund's investment approach, with its emphasis on fixed income securities of varying maturity, may experience greater price volatility than funds that invest in similar quality securities with shorter maturities. The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise.

PRINCIPAL RISKS OF INVESTING
The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk that the issuer will not make the interest or principal payments when they are due, prepayment risk that the issuers may prepay principal earlier than scheduled at a time when interest rates are lower, and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. In addition, the volatility of lower rated securities is often greater than that of higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. During periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. The Fund is subject to the risk that it may underperform the fixed income markets as a whole.

The Fund is a non-diversified fund, which means it may invest a greater percentage of its assets than other funds in the securities of a limited number of issuers. However, the Fund will be subject to certain diversification requirements imposed by the Internal Revenue Code. The use of a focused investment strategy may increase the volatility

TAXABLE BOND FUND
--------------------------------------------------------------------------------
(continued) (formerly Government/Corporate Bond Fund)

of the Fund's investment performance, as the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it been invested in a greater number of securities.

PERFORMANCE INFORMATION
The performance information shown below for periods prior to the Fund's inception (August 4, 2000) reflects the performance of a collective trust fund (the "Predecessor Fund" for the purposes of this section) that was managed with full investment authority by the Fund's Manager prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses that are expected to be borne by the Fund (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's and the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the average annual returns of the Fund and the Predecessor Fund (with fee adjustments) for one, five and ten years compare to those of a broad-based securities market index. The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

10.40%  -4.51%  19.04%  2.06%   9.49%   8.90%   -2.98%  12.53%  8.02%
1993    1994    1994    1996    1997    1998    1999    2000    2001    2002

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest            (___/Qtr. ')                       %
Lowest             (___/Qtr. ')                       %

TAXABLE BOND FUND
--------------------------------------------------------------------------------
(continued) (formerly Government/Corporate Bond Fund)

AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2002

                                                      PAST        PAST         PAST     SINCE FUND
                                                     1 YEAR      5 YEARS     10 YEARS  INCEPTION (A)
Taxable Bond Fund (b)
     Returns Before Taxes                                  %          %            %         %
     Returns After Taxes on Distributions                  %        N/A          N/A         %
     Returns After Taxes on Distributions and
       Sale of Fund Shares                                 %        N/A          N/A         %
Lehman U.S. Government/
   Credit Index(c)                                         %          %            %         %
     (reflects no deduction for fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(a) Inception Date for Fund: 8/04/2000; Index Returns calculated from 8/31/2000.

(b) Five and ten-year Returns Before Taxes include performance of the Predecessor Fund. Effective February 28, 2002, the Government/Corporate Bond Fund changed its name to the Taxable Bond Fund. The Taxable Bond Fund's investment goal and policies are the same as those of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the 1940 act. If the Predecessor Fund had been registered under the 1940 Act, its performance might have been adversely affected.

(c) The Lehman U.S. Government/Credit Index is a widely-recognized unmanaged index of government and corporate fixed income securities. The Fund currently uses this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). You cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets) (1)(2)
      Management Fees......................................................0.40%
      Shareholder Service Fees.............................................0.25%
      Other Expenses.......................................................%
      Total Annual Fund Operating Expenses.................................%
         Fee Waiver and/or Expense Reimbursement (2).......................%
         Net Expenses (2)..................................................%

TAXABLE BOND FUND
--------------------------------------------------------------------------------
(continued) (formerly Government/Corporate Bond Fund)

(1) The expense items shown above are based on amounts incurred during the most recent fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 0.70% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" for more detailed information.

(2) These amounts have been restated to reflect securities lending revenue for the most current fiscal year of approximately 0.__% of average daily net assets. Actual securities lending revenue for the current year may be higher or lower, with a corresponding impact on Net Expenses.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                 1 YEAR        3 YEARS       5 YEARS     10 YEARS
                      $              $             $            $

TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
Fund Summary

INVESTMENT GOAL
Current income exempt from federal income taxes and capital appreciation, consistent with prudent investment risk and liquidity.

PRINCIPAL INVESTMENT STRATEGY
Investing  in  a  diversified  portfolio  of  investment  grade  obligations  of
tax-exempt   issuers  situated  in  the  United  States,   its  territories  and
possessions.

INVESTMENT STRATEGY
The Tax-Exempt Bond Fund invests primarily in municipal securities issued by states, territories, and possessions of the United States and their political subdivisions, the interest from which is exempt from federal income taxes. Normally, the Fund will invest at least 80% of the value of its assets in bonds, and will invest its assets so at least 80% of the income it distributes will be exempt from federal income tax. The Fund will not invest more than 20% of its total assets in securities which pay interest subject to the alternative minimum tax. The Fund invests only in municipal securities that are investment grade. Investment grade municipal bonds are those rated at the time of investment in one of the four highest rating categories by a nationally recognized statistical rating organization, or determined by the Manager to be of equivalent quality. The Fund will not invest more than 20% of its total assets in municipal bonds rated in the lowest category of investment grade ratings, measured at the time of initial investment by the Fund in that security. The Fund will not invest more than 30% of its total assets in obligations of issuers located in any single state, territory or possession. The Manager's approach in selecting securities for the Fund is to obtain as high a level of income as is consistent with moderate share price volatility, and to anticipate changing credit conditions. There is no restriction on the Fund's average weighted maturity or on the maturity of any single security held by the Fund.

PRINCIPAL RISKS OF INVESTING
The Fund's investment approach is expected to provide current tax-exempt income with moderate price volatility. The Fund is not expected to perform as well as a taxable bond portfolio, but return to shareholders may be as good or better on an after-tax basis.

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of particular issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and such securities will increase in value as interest rates decline. The volatility of lower rated securities is often greater than that of higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. During periods of particularly volatile market conditions, the Fund may not be able to buy or sell securities at favorable prices and the Fund may experience losses. There may be economic or political changes that impact the ability of tax-exempt issuers to repay principal and to make interest payments on their securities. Changes in the financial condition or credit rating of tax-exempt issuers also may adversely affect the value of the Fund's securities. The Fund is subject to the risk that its emphasis on current income and moderate price volatility may cause it to underperform other fixed income funds that pursue other objectives or the fixed income markets as a whole.

PERFORMANCE INFORMATION
The performance information shown below for periods prior to the Fund's inception (August 4, 2000) reflects the performance of a common trust fund (the "Predecessor Fund" for the purposes of this section) that was managed with full investment authority by the Fund's Manager prior to August 4, 2000 (the effective date of the Trust's registration statement), restated to reflect the fees and expenses that are expected to be borne by the Fund (including the expense limitation set forth in the fee table below). The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund's and the Predecessor Fund's average annual total returns from year to year and by showing (on a calendar year basis) how the average annual returns of the Fund and the Predecessor Fund (with fee adjustments) for one, five and ten years

TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
(continued)

compare to those of a broad-based securities market index. The Predecessor Fund's Manager effected material changes in the investment strategy in the Predecessor Fund in January, 1997. From inception in 1988 until 1996, the Predecessor Fund had invested primarily in high coupon bonds of Pennsylvania municipal issuers. In 1996, the Predecessor Fund changed to a total return investment approach and in 1997 expanded to national investments. The assets of the Predecessor Fund were converted into assets of the Fund upon the establishment of the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC OMITTED]

9.74%   -2.18%  10.98%  4.40%   8.20%   5.69%   -2.68%  10.88%  4.34%
1993    1994    1994    1996    1997    1998    1999    2000    2001    2002

HIGHEST AND LOWEST QUARTER RETURNS
(for periods shown in the bar chart)
Highest            (___/Qtr. ')                       %
Lowest             (___/Qtr. ')                       %

AVERAGE ANNUAL TOTAL RETURNS
Periods Ended December 31, 2002

                                                      PAST        PAST         PAST     SINCE FUND
                                                     1 YEAR      5 YEARS     10 YEARS  INCEPTION (A)
Tax-Exempt Bond Fund (b)
     Returns Before Taxes                                  %          %            %          %
     Returns After Taxes on Distributions                  %        N/A          N/A          %
     Returns After Taxes on Distributions and
        Sale of Fund Shares                                %        N/A          N/A          %
Lehman Municipal Bond
   Index(c)                                                %          %            %          %
    (reflects no deduction for fees, expenses or taxes).

TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------
(continued)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(a) Inception Date for Fund: 8/04/2000; Index Returns calculated from 8/31/2000.

(b) Five and ten-year Returns Before Taxes include performance of the Predecessor Fund. The Tax-Exempt Bond Fund's investment goal and policies are the same as those of the Predecessor Fund at the time of the conversion. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Predecessor Fund had been registered under the 1940 Act, its performance might have been adversely affected.

(c) The Lehman Municipal Bond Index is a widely recognized unmanaged index of municipal bonds. The Fund currently uses this index as the broad-based securities market index for comparison purposes in reporting performance (also referred to as its benchmark). You cannot invest directly in the Index.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You would pay these fees and expenses directly from your investment in the Fund.

ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets) (1)
      Management Fees......................................................0.30%
      Shareholder Service Fees.............................................0.25%
      Other Expenses.......................................................%
      Total Annual Fund Operating Expenses.................................%
         Fee Waiver and/or Expense Reimbursement...........................%
         Net Expenses......................................................%

(1) The expense items shown above are based on amounts incurred during the most recent fiscal year. The Fund's Adviser has agreed to reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits Total Annual Operating Expenses, net of securities lending revenue, if any, and exclusive of interest, taxes, brokerage fees and commissions, and extraordinary expenses, to not more than 0.60% of the average daily net assets of the Fund through the fiscal year ending October 31, 2003 (subject to possible reimbursement to the Adviser within two years). See "Other Information - Advisory Fees and Expense Limitation Agreement" for more detailed information.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                   1 YEAR      3 YEARS      5 YEARS    10 YEARS
                        $            $             $          $

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------

EQUITY RISK - THE EQUITY FUNDS
Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK - THE FIXED INCOME FUNDS
The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

CALL RISK
During periods of falling interest rates, certain debt obligations with high coupon rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates. The types of securities that are subject to call risk include mortgage-backed securities and municipal bonds with a term of longer than ten years.

CREDIT RISK
It is possible that an issuer will be unable to make timely payments of either principal or interest. This may cause the issuer's securities to decline in value. The effect of this risk to an investor in the Fund should be reduced because of the Fund's holdings of bonds of multiple issuers.

EVENT RISK
Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. The effect of this risk to an investor in the Fund should be reduced because of the Fund's holdings of bonds of multiple issuers.

TAX-EXEMPT ISSUER RISK - TAX-EXEMPT BOND FUND
There may be economic or political changes that impact the ability of tax-exempt issuers to repay principal and to make interest payments on tax-exempt securities. Changes to the financial condition or credit rating of tax-exempt issuers may also adversely affect the value of the Fund's tax-exempt securities. Constitutional or legislative limits on borrowing by tax-exempt issuers may result in reduced supplies of tax-exempt securities. In addition, concentration of investments in issuers located in a single state makes a Fund more susceptible to adverse political or economic developments affecting that state.

MORTGAGE BACKED SECURITIES - THE FIXED INCOME FUNDS
Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, thereby exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------
(continued)

U.S. GOVERNMENT SECURITIES RISK - THE FIXED INCOME FUNDS
Although the Fund's U.S. Government Securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

MANAGER OF MANAGERS RISK
To the extent that the Adviser engages a Manager to make investment decisions on its behalf for a portion or all of a Fund, there is a risk that the Adviser may be unable to identify and retain Managers who achieve superior investment returns relative to other similar investments. Moreover, use of such Managers may result in higher advisory fees and, therefore, higher Fund costs than when a single investment manager is used.

TERMINATION OF FUND RISK
The Funds only recently commenced operations. As with any venture, there can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. The Trustees may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of a liquidation, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder's basis in his or her shares of the Fund.

FOREIGN INVESTING RISK
A Fund that invests in foreign securities may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a focused geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments.

CURRENCY RISK
Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments in foreign currency-denominated securities may reduce the returns of the Fund.

DERIVATIVES RISK
See the discussion under "Each Fund's Other Investments - Defensive Investing and Use of Derivative Contracts" on page __.

OTHER INFORMATION
--------------------------------------------------------------------------------

WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had to pay commissions or expenses, its performance would be lower. The Funds are not sponsored, endorsed, sold or promoted by the sponsor of any index, and no such sponsor makes any representations regarding the advisability of investing in any of the Funds.

CHANGE IN MARKET CAPITALIZATION
Many of the Funds specify in their principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Manager's judgment, the security remains otherwise consistent with the Fund's investment goal and strategies. However, such change could affect the Fund's flexibility in making new investments (see "Portfolio Composition Policies" below).

EACH FUND'S OTHER INVESTMENTS

DEFENSIVE INVESTING AND USE OF DERIVATIVE CONTRACTS
In addition to the investments and strategies described in this Prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Statement of Additional Information. Of course, there can be no guarantee that any Fund will achieve its investment goal.

The investments and strategies described in this Prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive purposes due to adverse economic or political conditions, or for liquidity purposes, each Fund may invest up to 100% of its total assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Fund's objectives. Such defensive investing may increase a Fund's taxable income.

Each Fund may, but is not required to, use derivative instruments for any of the following purposes:

     o To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for a Fund;

     o    As a substitute for purchasing or selling securities;

     o To shorten or lengthen the effective portfolio maturity or duration of tax-exempt bonds;

     o    To enhance a Fund's potential gain in non-hedging situations; or

     o To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a big impact on a portfolio's yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's portfolio less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

OTHER INFORMATION
--------------------------------------------------------------------------------
(continued)

LENDING OF PORTFOLIO SECURITIES
Portfolio securities may be lent to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be due under the Adviser's expense reimbursement obligation to the Funds (see "Advisory Fees and Expense Limitation Agreement" below).

PORTFOLIO COMPOSITION POLICIES
Certain of the Funds have adopted policies to invest, under normal circumstances, at least 80% of the value of the Fund's "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies the term "assets" means net assets plus the amount of borrowings for investment purposes. The 80% Policies must be complied with at the time the Fund invests its assets. Accordingly, where a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% Policy. Each of the relevant Funds has adopted a policy to provide shareholders with at least 60 days prior notice of any change in its 80% Policy. The relevant Funds are the Small Cap Fund, the International Equity Fund, the Taxable Bond Fund and the Tax-Exempt Bond Fund. See the discussion under " Investment Strategy" for each of the identified Funds.

INVESTMENT ADVISER
Pitcairn Investment Management (the "Adviser" or "Pitcairn"), a separately identifiable division of Pitcairn Trust Company ("PTC"), with offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046, is a registered investment adviser and serves as the Adviser to the Funds. The Adviser makes investment decisions for those Funds for which it serves as Manager, and continuously reviews, supervises and administers each Fund's investment program and the performance of specialty Managers it engages for the day-to-day management of certain Funds. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser has the ultimate responsibility (subject to oversight by the Board) to oversee the Managers and recommend their hiring, termination and replacement.

PTC was established in 1987 and is a state-chartered trust company formed for the purpose of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Other Pitcairn entities have provided investment management services to the Pitcairn family and their trusts since the 1920s and to outside clients since 1989. As of December 31, 2002, PTC had approximately $___ billion in assets under management.

ADVISORY FEES AND EXPENSE LIMITATION AGREEMENT
For the fiscal year ended October 31, 2002, each Fund paid the Adviser an aggregate fee for investment management services as a percentage of the average daily net assets of the Fund according to the table below, (both before and after waiver/reimbursement under the Expense Limitation Agreement). In the interest of limiting expenses of the Fund, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage fees and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), offset by the amount of revenue to the Fund from securities lending activities of the Fund (the net amount referred to as "Fund Operating Expenses"), are limited to a specified percentage of the average daily assets of each Fund, as set forth in the table below through the fiscal year ending October 31, 2003:

OTHER INFORMATION
--------------------------------------------------------------------------------
(continued)

                                               ADVISORY FEE AFTER
     FUND                    ADVISORY FEE    WAIVER/REIMBURSEMENT   EXPENSE CAP
     Diversified Value..........  0.70%                   %            1.00%
     Select Value...............  0.70%                   %            1.00%
     Small Cap..................  0.70%                   %            1.00%
     Diversified Growth.........  0.70%                   %            1.00%
     Select Growth..............  0.85%                   %            1.15%
     Family Heritage(R).........  0.90%                   %            1.20%
     International Equity.......  0.95%                   %            1.25%
     Taxable Bond...............  0.40%                   %            0.70%
     Tax-Exempt Bond............  0.30%                   %            0.60%


A Fund may, at a later date, reimburse the Adviser for the fees waived or limited and other expenses assumed and paid by the Adviser pursuant to the expense limitation agreement described above during any of the previous two (2) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above, and the Adviser (or an affiliate) remains the investment adviser to the Fund. No reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $10 million; (ii) the Fund's total annual Fund Operating Expenses ratio is less than the percentage stated in the chart above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

SUB-ADVISERS - MANAGERS
While Pitcairn Investment Management serves as the overall investment adviser to the Funds, it may engage one or more specialty Managers to make investment decisions for all or a portion of any of the Funds' portfolios. The Adviser has engaged the following three registered investment advisers to serve as Managers to the International Equity Fund:

     Oechsle International Advisors, LLC ("Oechsle") has offices at One International Place, 23rd Floor, Boston, MA 02110. Oechsle served as the sole Manager of the International Equity Fund from its inception through December 31, 2002 and also has served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund since April 1, 1999. Oechsle was formed in 1986 and, as of September 30, 2002, it had approximately $10.6 billion of assets under management.

     The Boston Company Asset Management, LLC ("TBCAM") has offices at Mellon Financial Center, One Boston Place, Boston, Massachusetts, 02108. TBCAM was founded in 1970 and is a wholly owned subsidiary of Mellon Financial Corporation. As of September 30, 2002, TBCAM had approximately $18.4 billion of assets under management.

     Brandywine Asset Management, LLC ("Brandywine") has offices at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, DE 19801. Brandywine was founded in 1986 and is a wholly owned subsidiary of Legg Mason, Inc. As of September 30, 2002, Brandywine had approximately $7.6 billion of assets under management.

The Adviser has engaged Sands Capital Management, Inc. ("Sands Capital Management"), a registered investment adviser, with offices at 1001 19th Street North, Suite 1450, Arlington, VA 22209, to serve as the Manager for the Select Growth Fund. Sands Capital Management also has served as the sub-adviser to the Pitcairn Trust Company Select Growth Common Trust Fund since June 15, 2000. Sands Capital Management was founded in 1992. As of December 31, 2002, it managed in excess of $___ billion in large capitalization growth equity portfolios.

OTHER INFORMATION
--------------------------------------------------------------------------------
(continued)

On September 5, 2001, the Securities and Exchange Commission ("SEC") issued an exemptive order (the "Order") that permits the Adviser, subject to certain conditions, to retain new Managers without shareholder approval of the contracts with those Managers. The Order also permits the Adviser to employ new Managers for new or existing Funds, change the terms of contracts with Managers or continue the employment of Managers after events that would otherwise cause automatic termination of a contract with a Manager. Within 90 days of retaining a new Manager, shareholders of any affected Fund will receive notification of the change. The Order relieves the Funds from a requirement to disclose certain fees paid to Managers (except to any Managers affiliated with the Adviser) in documents filed with the SEC and provided to shareholders.

PRIOR PERFORMANCE OF SANDS CAPITAL MANAGEMENT

This information is provided in the Appendix to this Prospectus.

FUND MANAGEMENT
For the Funds where the Adviser serves as Manager, the portfolio managers for a Fund buy and sell securities for a Fund as they see fit, guided by the Fund's investment objective and strategy and based upon input from the Adviser's analysts that cover specific industries. The portfolio managers and analysts meet regularly to review portfolio holdings and discuss purchase and sales activity. Where there is more than one portfolio manager for a Fund, they make decisions jointly as to each investment. The portfolio managers on the investment teams are identified below, by Fund, followed by the respective biographical information for the portfolio managers. Where the Adviser has engaged a specialty Manager (sub-adviser) for a particular Fund, the Manager and portfolio manager are identified below:

DIVERSIFIED GROWTH FUND

     ERIC M. FEDER
     Mr. Feder, Vice President of the Adviser and of PTC, joined PTC in 1994 as an investment analyst and was promoted to Vice President in 1999. Before joining PTC, he held financial analyst positions as an intern at SEI, Inc., Centocor, Inc. and Johnson & Johnson-Merck. He is jointly responsible for equity recommendations in the following industries: industrial services, technology and electronic equipment. He holds a B.S. from Drexel University and is a candidate for a master's degree in finance.

DIVERSIFIED VALUE FUND

     CATHERINE E. ROONEY
     Ms. Rooney, Vice President of the Adviser and of PTC, has been a member of the team since joining PTC in 1994. She is primarily responsible for equity recommendations in the following industries: food and beverage, pharmaceuticals, restaurant, retail, and technology. Before joining PTC, she was a vice president and the director of research at Merus Capital Management and was a security analyst at Wilmington Trust Company and Josephthal & Company. She holds B.A. and M.B.A degrees from Temple University. She is a holder of the right to use the Chartered Financial Analyst(R) designation.

     DAVID T. LARRABEE
     Mr. Larrabee, Vice President of the Adviser and of PTC, who is primarily responsible for equity recommendations in banks and financial services, has been a member of the team since joining PTC in 1997. His previous investment experience from 1993 to 1997 was at General Accident Insurance, Provident Mutual Management Company, and Standard & Poor's Corporation. He has a B.A., Finance from Colgate University and an M.B.A in finance from Fordham University. He is a holder of the right to use the Chartered Financial Analyst(R) designation.

SELECT VALUE FUND

     CATHERINE E. ROONEY
     See biographical information under Diversified Value Fund, above.

OTHER INFORMATION
--------------------------------------------------------------------------------
(continued)

SELECT GROWTH FUND - SANDS CAPITAL MANAGEMENT, INC., MANAGER

     FRANK M. SANDS, SR.
     Mr. Sands, President and co-founder of Sands Capital Management, has been the portfolio manager for Sands Capital Management's large capitalization growth stock strategy since the firm was formed in 1992. He has 31 years of investment management experience. Mr. Sands has a B.A. in economics from Dickinson College and an M.B.A. from the University of Virginia's Darden Graduate School of Business. He is a holder of the right to use the Chartered Financial Analyst(R) designation.

     FRANK M. SANDS, JR.
     Mr. Sands has been Senior Vice President, Director of Research and a Portfolio Manager with Sands Capital Management since June 2000. Before joining Sands Capital Management, Mr. Sands was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000. Mr. Sands received an M.B.A from the University of Virginia's Darden Graduate School of Business in 1994, an M.S. in Real Estate Finance & Development from Johns Hopkins University in 1993, and a B.A. in Economics from Washington & Lee University in 1989. Mr. Sands is a holder of the right to use the Chartered Financial Analyst(R) designation.

SMALL CAP FUND

     JACK YATES III
     Mr. Yates, Executive Vice President and Chief Investment Officer of the Adviser and PTC, assumed responsibility for the management of the Fund on February 8, 2002. Mr. Yates has been with PTC since September 1994, and has served as Chief Investment Officer since January 1995. Mr. Yates received an M.B.A. from Farleigh Dickinson University in 1979 and a B.S. in Commerce from Rider College in 1972.

FAMILY HERITAGE(R) FUND

     ERIC M. FEDER
     See biographical information under Diversified Growth Fund, above.

     DAVID M. LARRABEE
     See biographical information under Diversified Value Fund, above.

INTERNATIONAL EQUITY FUND

     OECHSLE INTERNATIONAL ADVISORS, LLC, MANAGER

     S. DEWEY KEESLER, JR.
     Mr. Keesler is a Principal, the Chief Investment Officer and a Portfolio Manager/Research Analyst of Oechsle with responsibility for coordinating Oechsle's investment activities. He has over nineteen years of international investment experience, investing in markets all over the world. Prior to forming Oechsle, he was a Portfolio Manager at Putnam International Advisors. Mr. Keesler received a B.A. (magna cum laude) from Washington and Lee University and was a Fulbright Scholar at the University of Freiburg in West Germany. He studied investment analysis and management at London Business School.

     KATHLEEN HARRIS
     Ms. Harris is a Principal and Portfolio Manager/Research Analyst of Oechsle. Prior to joining Oechsle in January 1995, Ms. Harris was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed the fund's international equity assets. Previously, she was a Fund Manager and Equity Analyst for the Northern Trust Company. Ms. Harris received an M.B.A. in Finance from the University of Chicago Graduate School of Business and a B.S. (Honors) in Finance from the University of Illinois. She is a holder of the right to use the Chartered Financial Analyst(R) designation.

OTHER INFORMATION
--------------------------------------------------------------------------------
(continued)

     THE BOSTON COMPANY ASSET MANAGEMENT, LLC, MANAGER

     D. KIRK HENRY

     Mr. Henry, Senior Vice President and Co-Director of International Equities, serves as the portfolio manager for the Portfolio managed by TBCAM. He has equity research responsibilities for companies in Continental Europe and Asia (except Japan) and has been with TBCAM since 1994. Prior to that time, he was an Executive Vice President with Cseh International and Associates from 1990 to July 1994. Mr. Henry received an M.B.A. from the University of Chicago, and a B.A. from Stanford University. He is a holder of the right to use the Chartered Financial Analyst(R) designation.

     BRANDYWINE ASSET MANAGEMENT, LLC, MANAGER

     PAUL D. EHRLICHMAN
     Mr. Ehrlichman, Managing Director of Brandywine, and lead portfolio manager for its international and global value equity products, serves as the portfolio manager for the Portfolio managed by Brandywine. He has responsibility for various aspects of the investment process, including stock selection, portfolio construction, trading and quantitative analysis. He has been with Brandywine since 1988. Prior to that time, he was an Assistant Vice President and portfolio manager for Provident Capital Management, Inc. from 1984 to 1988. Mr. Ehrlichman received his B.S. in Finance and Quantitative Analysis (cum laude) from La Salle University.

TAXABLE BOND FUND AND TAX-EXEMPT BOND FUND

     JOHN R. RAEBIGER, JR.
     Effective June 24, 2002, John R. Raebiger, Jr. joined the Adviser and PTC as Vice President, Manager of Fixed Income, and assumed the portfolio management responsibilities for the two Fixed Income Funds. Jack Yates III, who served as portfolio manager for the Fixed Income Funds on an interim basis, no longer serves in that capacity. Prior to joining the Adviser and PTC, Mr. Raebiger served as the Fixed Income Portfolio Manager and Head of Trading for Davidson Capital Management since February 1998. From September 1995 to February 1998, he was an Assistant Fixed Income Trader and Institutional Salesman at Boenning & Scattergood, Inc. He holds a B.S. in Business Administration from Shippensburg University.

SHAREHOLDER SERVICES PLAN
The Board of Trustees of the Trust has adopted a Shareholder Services Plan (the "Plan") for the purpose of paying for shareholder servicing activities which may include: providing personal services or account maintenance services; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for Fund shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners;
performing daily investment ("sweep") functions for shareholders; providing investment advisory services; and general account administration activities.

Pursuant to the Plan, each Fund is authorized to pay to any person who enters into a shareholder services agreement with the Fund (an "Authorized Service Provider"), which may include PTC or its affiliates, as compensation for service activities rendered by the Authorized Service Provider to shareholders of a Fund, a shareholder service fee at the rate of 0.25% on an annual basis of the average daily net asset value of shares of the Fund (the "Plan Fee"). Such Plan Fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. An Authorized Service Provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with this Plan. All expenses incurred by the Funds in connection with the shareholder services agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

OTHER INFORMATION
--------------------------------------------------------------------------------
(continued)

SHAREHOLDER SERVICES AGREEMENT
The Board of Trustees of the Trust has adopted a Shareholder Services Agreement (the "Agreement") whereby PTC provides certain shareholder services which may include: subaccounting for all Fund share transactions at the shareholder level; crediting distributions from the Funds to shareholder accounts; determining amounts to be reinvested in the Funds; assisting customers in changing account options, account designations and account addresses; and disseminating tax information and mailing Fund information, such as prospectuses and annual and semi-annual reports to beneficial owners of the subject shares. This Agreement may be terminated by either party to the Agreement by a vote of the Plan Trustees (as defined in the Shareholder Services Plan) or by vote of a majority of the outstanding shareholders of a Fund with respect to any Fund at any time without payment of penalty. Pursuant to this Agreement, each Fund is authorized to pay PTC a quarterly service fee at an annual rate of 0.25% of the average net asset value of the shares of the Fund. All expenses incurred by the Funds in connection with the Agreement and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------

This section tells you how to purchase, sell (sometimes called "redeem") or exchange shares of the Funds.

HOW TO PURCHASE FUND SHARES
The Funds are  available  for  purchase  by clients of Pitcairn  Trust  Company.

Shares of one or more of the Funds may not be available for sale in every state.

You may purchase shares through your account at Pitcairn Trust Company.

To purchase shares, please call 1-800-214-6744. A Fund cannot accept third-party checks, credit cards, credit card checks or cash, and arrangements should be made to purchase shares through your account at Pitcairn Trust Company.

DISTRIBUTOR
SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, is a registered broker-dealer and serves as the Funds' distributor.

GENERAL INFORMATION
You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day). A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders. The price per share (the offering price) will be the net asset value per share ("NAV") next determined after a Fund receives your purchase order in good order from Pitcairn Trust Company. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in good order before 4:00 p.m. Eastern time.

HOW WE CALCULATE NAV
NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, fair value prices will be determined in good faith using methods approved by the Board of Trustees. Foreign markets may be open when U.S. markets are closed and the value of foreign securities owned by a Fund may change on days when shareholders cannot purchase or redeem shares.

HOW TO SELL YOUR FUND SHARES
Holders of shares may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-214-6744. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

If you own your shares directly, you may sell your shares on any Business Day by contacting a Fund directly by mail or telephone at 1-800-214-6744. The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY
Normally, we will send your sale proceeds within seven business days after we receive your request. Your proceeds can be wired to your bank account (which may be subject to a fee) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 Business Days).

PURCHASING, SELLING AND EXCHANGING FUND SHARES
--------------------------------------------------------------------------------
(continued)

ABUSIVE TRADING PRACTICES
To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. We also reserve the right to delay delivery of your redemption proceeds - up to seven days - or to honor certain redemptions with securities, rather than cash, as described in the next section.

REDEMPTIONS IN KIND
We generally pay sale (redemption) proceeds in cash, but we reserve the right to pay all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If we make the payment in securities, we will value the securities in the same manner as we value the securities in computing the Fund's net asset value. We may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES
A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES
You may exchange your shares in one Fund for shares of another Fund on any Business Day by contacting us directly by mail or telephone. When you exchange shares, you are really selling your shares and buying other Fund shares, which may produce a gain or loss for tax purposes. Your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Each Fund distributes its income as follows: Generally, the Equity Funds declare and pay dividends quarterly, although the Select Growth and International Equity Funds currently distribute income annually. The Fixed Income Funds generally declare dividends daily and distribute them monthly. No quarterly dividends of ordinary income from any of the Equity Funds that would otherwise distribute ordinary income quarterly will be made unless such proposed quarterly dividends would exceed $25,000 in the aggregate.

Each Fund makes  distributions  of  realized  capital  gains,  if any,  at least annually. If you own Fund shares on the record date of the declared distribution, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the declaration date of the distribution. Your election will be effective for dividends and distributions declared after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES
PLEASE CONSULT YOUR TAX ADVISER REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. The following is meant as a general summary for U.S. taxpayers on some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. Each Fund will distribute all or substantially all of its income and capital gains, if any. The dividends and distributions you receive are generally subject to federal, state and local taxation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. If you receive a distribution in January that a Fund declared in October, November or December of the prior year, you will be taxed as if you received it in the prior year. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. If a Fund designates a particular distribution as a long-term capital gain distribution, it will generally be taxable to you at your long-term capital gains rates. EACH SALE OR EXCHANGE OF SHARES IS A TAXABLE EVENT FOR TAXABLE INVESTORS. The amount of the gain or loss and the rate of tax will depend on how much you paid for the shares, how much you sell them for, and how long you hold them. Taxable investors should generally avoid investing in a Fund shortly before an expected dividend or capital gain distribution. The Tax-Exempt Bond Fund intends to distribute federally tax-exempt income. The Tax-Exempt Bond Fund also intends to distribute state tax-exempt income. The Tax-Exempt Bond Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by this Fund are taxable. As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding.

MORE INFORMATION ABOUT TAXES IS AVAILABLE IN THE STATEMENT OF ADDITIONAL INFORMATION.

INDIVIDUAL RETIREMENT ACCOUNTS
An investor may establish an individual retirement account ("IRA") that may be invested in a Fund. An IRA enables individuals, even if they participate in an employer-sponsored plan, to establish their own retirement program. IRA contributions may be tax-deductible and earnings are tax-deferred. Deductions for IRA contributions may be limited or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. IRA contributions up to the maximum permitted, whether deductible or not, earn income on a tax-deferred basis.

Certain individuals may make contributions to Roth IRAs. These contributions are non-deductible but distributions from a Roth IRA may be tax free. Further, non-deductible contributions of up to $2000 per year per beneficiary may be made to an Education Savings Account. To the extent that distributions from an Education Savings Account do not exceed a beneficiary's "qualified higher education expenses," they are not taxable. Shareholders may only establish a Roth IRA or an Education Savings Account if they are below certain maximum income levels.

Shareholders are advised to consult their tax advisers on IRA contribution and withdrawal requirements and restrictions.

FINANCIAL  HIGHLIGHTS
The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past two fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). [This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Trust's Annual Report, which is available upon request.]

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE  INFORMATION  IN THE TABLE BELOW HAS BEEN AUDITED BY  PRICEWATERHOUSECOOPERS
LLP.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE  INFORMATION  IN THE TABLE BELOW HAS BEEN AUDITED BY  PRICEWATERHOUSECOOPERS
LLP.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE  INFORMATION  IN THE TABLE BELOW HAS BEEN AUDITED BY  PRICEWATERHOUSECOOPERS
LLP.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PITCAIRN FUNDS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

THE  INFORMATION  IN THE TABLE BELOW HAS BEEN AUDITED BY  PRICEWATERHOUSECOOPERS
LLP.

APPENDIX
--------------------------------------------------------------------------------

PRIOR PERFORMANCE OF SANDS CAPITAL MANAGEMENT
The following table provides information concerning the historical performance of other institutional private accounts managed by Sands Capital Management, Inc. ("Sands Capital Management"), the Manager for the Select Growth Fund, that have investment objectives, policies, strategies and risks substantially similar to those of the Fund (the "Composite"). The data is provided to illustrate the past performance of Sands Capital Management in managing substantially similar investment portfolios (for tax-exempt institutional clients) as measured against two specified market indexes. This data does not represent the past performance of any Fund or the future performance of any Fund or its Manager. Consequently, potential investors should not consider this performance data as an indication of the future performance of any Fund or of its Manager and should not confuse this performance data with performance data for the Funds, which, where applicable, is shown for each Fund under the caption "Performance."

Composite performance data ("Composite") relating to the historical performance of private accounts managed by Sands Capital Management was calculated on a total annual return basis and includes all losses. The Composite was prepared in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS(TM)). AIMR did not prepare or review this data. These standards for calculating annualized total returns differ from standards required by the Securities and Exchange Commission for calculation of average annual total return. All performance information has been provided by Sands Capital Management and has not been verified or audited by the Adviser or the Trust. The total returns for the Composite reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid, without provision for federal or state income taxes. Custodial fees were not included in the calculation. The Composite includes all actual, fee-paying, discretionary, tax-exempt, institutional private accounts with account values of greater than $3 million ($1 million through March 31, 1997) managed by Sands Capital Management during the periods shown that have investment objectives, policies, strategies and risks substantially similar to those of the Select Growth Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Leverage is not used in the Composite. The currency used to express performance and valuations is the U.S. dollar. As of December 31, 2002, the total Composite assets were $____ million, which represent ____% of the firm's total assets.

The private accounts that are included in the Composite are not subject to specific tax restrictions and investment limitations imposed on the Select Growth Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Composite could have been adversely affected if the private accounts included in the Composite had been regulated as investment companies under the federal securities laws.

The actual fees and expenses of the accounts included in the Composite presented below are lower than those of the Select Growth Fund. Use of the Fund's expense structure would have lowered the performance results. Performance results indicated below are not, and should not be interpreted as, indicative of the Fund's future results.

Sands Capital Management, Inc. claims compliance with the AIMR Performance Presentations Standards (AIMR-PPS), the U.S. and Canadian versions of GIPS. AIMR has not been involved with or reviewed Sands Capital Management's compliance. To receive a complete list and description of Sands Capital Management's composites and/or a presentation that adheres to the AIMR-PPS standards, contact Dana McNamara, Sands Capital Management, Inc. 1001 19th Street North, Suite 1450 Arlington, VA 22209 or via email at dmcnamara@sandscap@.com.

The investment results presented below are unaudited.

INVESTMENT PERFORMANCE

ANNUAL                1993     1994     1995     1996     1997     1998     1999     2000     2001     2002

Sands Capital         -0.35    3.21     42.31    38.12    30.22    54.11    47.58    -18.38   -15.79
Management1

S&P 500 Index2        10.00    1.33     37.50    23.25    33.38    28.76    21.14    -9.10    -11.89

Russell 1000 Growth   2.87     2.62     37.18    23.12    30.49    38.71    33.16    -22.42   -20.42
Index3

APPENDIX
--------------------------------------------------------------------------------

ANNUALIZED                    1 YEAR   2 YEARS   3 YEARS   4 YEARS   5 YEARS   6 YEARS  7 YEARS   8 YEARS   9 YEARS   10 YEARS

Sands Capital Management1

S&P 500 Index2

Russell 1000 Growth Index3


1 For the periods shown, the results shown reflect the deduction of actual fees paid by clients in the Composite.

2 "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the large-cap U.S. stock market. Total returns reflect the reinvestment of all dividends and capital gains. You cannot invest directly in the Index.

3 The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which, in turn, is an unmanaged index that includes the 3,000 largest U.S. companies based on total market capitalization. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Companies with higher price-to-book ratios and higher forecasted growth values. Total returns reflect reinvestment of all dividends and capital gains. You cannot invest directly in the Index.

                                 PITCAIRN FUNDS

Additional information about each Fund is available in the Statement of Additional Information, which is incorporated herein by reference. Additional information about each Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. The Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To request other information about the Funds, to make shareholder inquiries, or to request the Statement of Additional Information, the Annual or Semi-Annual Report, which are available free of charge upon request, contact us:
                                  BY TELEPHONE:
                                 1-800-214-6744

                                    BY MAIL:
                                 Pitcairn Funds
                           c/o Pitcairn Trust Company
                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                              Jenkintown, PA 19046

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
               One Freedom Valley Drive, Oaks, Pennsylvania 19456

Information about the Funds can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.



                              [Pitcairn Funds Logo]
                                 PITCAIRN FUNDS
                         One Pitcairn Place, Suite 3000
                             165 Township Line Road
                            Jenkintown, PA 19046-3593
                  Investment Company Act File Number 811-09943



                                                     -------------------------
                                                           PITCAIRN FUNDS
                                                     -------------------------
                                                             PROSPECTUS
                                                         FEBRUARY 28, 2003

                                 PITCAIRN FUNDS

                         ONE PITCAIRN PLACE, SUITE 3000
                             165 TOWNSHIP LINE ROAD
                              JENKINTOWN, PA 19046
                                 (800) 214-6744

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2003

                              PITCAIRN EQUITY FUNDS

                             DIVERSIFIED VALUE FUND
                                SELECT VALUE FUND
                             DIVERSIFIED GROWTH FUND
                               SELECT GROWTH FUND
                SMALL CAP FUND (PREVIOUSLY SMALL CAP VALUE FUND)

                             FAMILY HERITAGE(R) FUND
                            INTERNATIONAL EQUITY FUND

                           PITCAIRN FIXED INCOME FUNDS

                                TAXABLE BOND FUND
                              TAX-EXEMPT BOND FUND

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT IS INTENDED TO PROVIDE ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE PITCAIRN FUNDS (THE "TRUST") AND SHOULD BE READ IN CONJUNCTION WITH THE TRUST'S PROSPECTUS DATED FEBRUARY 28, 2003. IN ADDITION, THE FINANCIAL STATEMENTS INCLUDED IN THE TRUST'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002 ARE INCORPORATED HEREIN BY REFERENCE AND INCLUDE A STATEMENT OF ASSETS AND LIABILITIES, STATEMENT OF OPERATIONS, STATEMENTS OF CHANGES IN NET ASSETS, FINANCIAL HIGHLIGHTS, NOTES TO FINANCIAL STATEMENTS, REPORT OF INDEPENDENT ACCOUNTANTS AND NOTICE TO SHAREHOLDERS. THE PROSPECTUS AND ANNUAL REPORT MAY BE OBTAINED FREE OF CHARGE BY WRITING PITCAIRN FUNDS AT ONE PITCAIRN PLACE, SUITE 3000, 165 TOWNSHIP LINE ROAD, JENKINTOWN, PA 19046 OR BY CALLING 1-800-214-6744.

                                TABLE OF CONTENTS

THE TRUST......................................................................3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS..........................3
INVESTMENT LIMITATIONS........................................................23
SERVICE PROVIDERS.............................................................26
SHAREHOLDER SERVICES PLAN.....................................................37
SHAREHOLDER SERVICES AGREEMENT................................................38
TRUSTEES AND OFFICERS OF THE TRUST............................................39
COMPENSATION TABLE............................................................45
PERFORMANCE...................................................................47
DETERMINATION OF SHARE PRICE..................................................50
PURCHASE AND REDEMPTION OF SHARES.............................................51
TAXES.........................................................................51
PORTFOLIO TRANSACTIONS........................................................57
DESCRIPTION OF SHARES.........................................................60
LIMITATION OF TRUSTEES' LIABILITY.............................................61
VOTING........................................................................61
CONTROL PERSONS AND 5% SHAREHOLDERS...........................................61
CUSTODIAN.....................................................................63
TRANSFER AGENT................................................................63
INDEPENDENT ACCOUNTANTS.......................................................63
LEGAL COUNSEL.................................................................63
FINANCIAL STATEMENTS..........................................................64
APPENDIX A:DESCRIPTION OF RATINGS............................................A-1

                                    THE TRUST

     Pitcairn Funds (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was established as a Delaware business trust on March 24, 2000. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Trust permits the Trust to offer shares of beneficial interest ("shares") in separate portfolios.

As of the date of this SAI,  the Trust  consists  of the  following  portfolios:
Diversified  Value,  Select  Value,  Small Cap  (previously  Small  Cap  Value),
Diversified Growth, Select Growth, Family Heritage(R), International Equity, Taxable Bond and Tax-Exempt Bond Funds (each a "Fund" and, together, the "Funds"). Prior to February 28, 2002, the Taxable Bond Fund was called the Government/Corporate Bond Fund. Each of the Funds is diversified, within the meaning of the 1940 Act, except Select Value, Select Growth, Family Heritage(R) and Taxable Bond which are non-diversified. Pitcairn Investment Management ("Pitcairn" or the "Adviser") is registered as an investment adviser with the SEC and is a division of Pitcairn Trust Company ("PTC"). Pitcairn serves as the investment adviser for all of the Funds. It has engaged the following three registered investment advisers to serve as Managers to the International Equity
Fund: Oechsle International Advisors, LLC ("Oechsle") with offices in Boston, Massachusetts (Oechsle served as the sole Manager of the International Equity Fund from its inception through December 31, 2002 and also has served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund since April 1, 1999), The Boston Company Asset Management, LLC ("TBCAM") with offices in Boston, Massachusetts, and Brandywine Asset Management, LLC ("Brandywine") with offices in Wilmington, Delaware. Pitcairn has engaged Sands Capital Management, Inc. as the Manager for the Select Growth Fund. Use of the term "Manager" in this SAI refers to the investment adviser or sub-adviser, as the case may be, who is responsible for the day-to-day management of the relevant Fund. "Investment Adviser" or "Adviser" refers to Pitcairn Investment Management. Where the Adviser has retained a sub-adviser for a Fund, that sub-adviser will be the Manager of that Fund. If no sub-adviser has been retained for a Fund, the Adviser will be the Manager for that Fund.

              DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

     ALL FUNDS MAY INVEST IN THE FOLLOWING INVESTMENTS UNLESS SPECIFICALLY NOTED OTHERWISE.

     ASSET-BACKED SECURITIES. Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt. Credit support for asset-backed securities may be based on the underlying assets and/or provided by a third party through credit enhancements. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and overcollateralization.

     Asset-backed securities are not issued or guaranteed by the United States Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holders.

     The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

     BANKERS' ACCEPTANCES. A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     BANK OBLIGATIONS. Bank obligations of United States and foreign commercial banks or savings and loan institutions which the Funds may buy include certificates of deposit, time deposits and bankers' acceptances. A certificate of deposit is an interest-bearing instrument with a specific maturity issued by a bank or savings and loan institution in exchange for the deposit of funds that normally can be traded in the secondary market prior to maturity. A time deposit is an account containing a currency balance pledged to remain at a particular bank for a specified period in return for payment of interest.

     BRADY BONDS. Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. In addition, they are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated) and generally, they are actively traded in the over-the-counter secondary market. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

     Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount, which involves certain additional considerations.

     Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     CERTIFICATES OF DEPOSIT. A certificate of deposit is a negotiable, interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity. Certificates of deposit have penalties for early withdrawal.

     COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured,
short-term   promissory   notes  issued  by  corporations  and  other  entities.
Maturities on these issues vary from a day to nine months.

     CONSTRUCTION LOANS. In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured pass-through securities or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, and so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

     Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

     Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit of owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

     CONVERTIBLE SECURITIES. Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

     DEPOSITARY RECEIPTS. Depositary Receipts are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. American Depositary Receipts ("ADRs") in registered form, are designed for use in U.S. securities markets. Such depositary receipts may be sponsored by the foreign issuer or may be unsponsored. The Funds may also invest in European and Global Depositary Receipts ("EDRs" and "GDRs"), which in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depositary receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depositary receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign governmental taxes which would reduce the yield on such securities.

     DOLLAR ROLLS. "Dollar rolls" are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase.

     EQUITY SECURITIES. Equity securities include common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

     Investments in small or middle capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of small or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small or medium sized companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

     THE EURO. On January 1, 1999, the European Monetary Union ("EMU") implemented a new currency unit, the Euro, which is expected to reshape financial markets, banking systems and monetary policies in Europe and other parts of the world. The countries that converted or tied their currencies to the Euro include Austria, Belgium, France, Germany, Luxembourg, the Netherlands, Ireland, Finland, Italy, Portugal and Spain. Implementation of this plan means that financial transactions and market information, including share quotations and company accounts, in participating countries will be denominated in Euros. A significant percentage of the stock exchange capitalization of the total European market may be reflected in Euros, and participating governments will issue their bonds in Euros. Monetary policy for participating countries will be uniformly managed by a new central bank, the European Central Bank ("ECB").

     Although it is not possible to predict the eventual impact of the Euro implementation plan on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. For example, investors may begin to view those countries participating in the EMU as a single entity, and the Adviser or Manager may need to adapt its investment strategy accordingly. The process of implementing the Euro also may adversely affect financial markets world-wide and may result in changes in the relative strength and value of the U.S. dollar or other major currencies, as well as possible adverse tax consequences. The ongoing transition to the Euro is likely to have a significant impact on fiscal and monetary policy in the participating countries and may produce unpredictable effects on trade and commerce generally. These resulting uncertainties could create increased volatility in financial markets world-wide.

     EUROBONDS. A Eurobond is a bond denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers, and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars, U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

     EXCHANGE TRADED FUNDS. Exchange traded funds ("ETFs") represent shares of ownership in either funds, unit investment trusts, or depositary receipts that hold portfolios of common stocks which closely track the performance and dividend yield of specific indices, either broad market, sector or international. ETFs allow an investor to buy or sell an entire portfolio of stocks in a single security which is priced and can be bought and sold throughout the trading day.

     FIXED INCOME SECURITIES. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of a Fund's fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Securities with longer maturities are subject to greater fluctuations in value than securities with shorter maturities. Fixed income securities rated in the fourth highest rating category lack outstanding investment characteristics, and have speculative characteristics as well. Changes by a nationally recognized statistical rating organization ("NRSRO") in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of a Fund's securities will not affect cash income derived from these securities but will affect the Fund's net asset value.

     Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of a Fund's shares.

     There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

     FOREIGN SECURITIES. Foreign securities include U.S. dollar denominated obligations of securities of foreign issuers. Permissible investments may consist of Yankee Obligations, obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit and investments in Canadian Commercial Paper, foreign securities and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     FORWARD FOREIGN CURRENCY CONTRACTS. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

     By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can obtain at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions. A Fund will place assets in a segregated account to assure that its obligations under forward foreign currency contracts are covered.

     FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for "bona fide hedging purposes," to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

     An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the bonds comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

     In order to avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account and that amount will be marked to market on a daily basis.

     A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission, so long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions
(excluding the amount by which such options are in the money) do not exceed 5% of the Fund's net assets.

     There are risks associated with these activities,  including the following:
(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

     HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

     ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities may include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

     LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

     Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Adviser or Manager based on criteria approved by the Board of Trustees.

     MONEY MARKET SECURITIES. Each Fund may hold cash reserves and invest in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year, high-grade commercial paper and other short-term debt securities) rated at the time of purchase in the top two categories by an NRSRO, or, if not rated, determined by the Adviser or Manager to be of comparable quality at the time of purchase.

     MORTGAGE-BACKED SECURITIES. The Funds may, consistent with their respective investment objectives and policies, invest in mortgage-backed securities. Mortgage-backed securities in which these Funds may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the GNMA and government-related organizations such as Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. Although certain mortgage-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities the yield of which reflects prevailing interest rates, which may be lower than the prepaid security. For this and other reasons, a mortgage-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received in respect of mortgage-backed securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

     A Fund may also invest in mortgage-backed securities that are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. For purposes of determining the average maturity of a mortgage-backed security in its investment portfolio, the Fund will utilize the expected average life of the security, as estimated in good faith by the Fund's Adviser. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

     GOVERNMENT PASS-THROUGH SECURITIES. Government Pass-Through Securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and FHLMC. GNMA, Fannie Mae and FHLMC guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loan. Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within HUD. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PC's"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

     PRIVATE PASS-THROUGH SECURITIES. Private Pass-Through Securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

     COLLATERALIZED BOND OBLIGATION ("CBOS"). A CBO is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (i.e. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

     REMICS. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae, GNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

     PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. The market for SMBS is not as fully developed as other markets; SMBS, therefore, may be illiquid.

     MORTGAGE DOLLAR ROLLS. Mortgage "dollar rolls" are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held.

     To avoid any leveraging concerns, a Fund will place U.S. Government or other liquid securities in a segregated account in an amount sufficient to cover its repurchase obligation.

     MUNICIPAL SECURITIES. The Taxable Bond Fund and the Tax-Exempt Bond Fund may invest in municipal securities. Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The two principal classifications of municipal securities are "general obligation" and "revenue" issues. General obligation issues are issues involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues, although the characteristics and method of enforcement of general obligation issues may vary according to the law applicable to the particular issuer. Revenue issues are payable only from the revenues derived from a particular facility or class of facilities or other specific revenue source. A Fund may also invest in "moral obligation" issues, which are normally issued by special purpose authorities. Moral obligation issues are not backed by the full faith and credit of the state and are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Certain private activity bonds that are issued by or on behalf of public authorities to finance various privately-owned or operated facilities are included within the term "municipal securities." Private activity bonds and industrial development bonds are generally revenue bonds, the credit and quality of which are directly related to the credit of the private user of the facilities.

     Municipal securities may also include general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, certificates of indebtedness, demand notes, tax-exempt commercial paper, construction loan notes and other forms of short-term, tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. Project notes are issued by a state or local housing agency and are sold by HUD. While the issuing agency has the primary obligation with respect to its project notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

     The quality of municipal securities, both within a particular classification and between classifications, will vary, and the yields on municipal securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality municipal securities with the same maturity, interest rate and rating(s) may have different yields, while municipal securities of the same maturity and interest rate with different rating(s) may have the same yield.

     An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     MUNICIPAL LEASES. The Funds may invest in instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation.

     However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

     OPTIONS. The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.

     The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

     A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

     Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

     All options written on indices or securities must be covered. When a Fund writes an option on a security or an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

     Each Fund may trade put and call options on securities and securities indices, as the Manager determines is appropriate in seeking the Fund's investment objective, and except as restricted by each Fund's investment limitations as set forth below. See "Investment Limitations."

     The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

     A Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

     A Fund may write covered call options on securities as a means of increasing its yield and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

     A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

     The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

     OPTIONS - RISK FACTORS. Risks associated with options transactions include:
(1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

     PAY-IN-KIND BONDS. Investments of a Fund in fixed-income securities may include pay-in-kind bonds. These are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

     RECEIPTS. Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (See "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying securities.

     REITS. REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

     A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

     REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale on an agreed upon date and at an agreed upon price which includes principal and interest. A Fund involved bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. A Fund enters into repurchase agreements only with financial institutions that are deemed to present minimal risk of bankruptcy during the term of the agreement, based on guidelines that are periodically reviewed by the Board of Trustees. These guidelines currently permit each Fund to enter into repurchase agreements only with approved banks and primary securities dealers, as recognized by the Federal Reserve Bank of New York, which have minimum net capital of $100 million, or with a member bank of the Federal Reserve System. Repurchase agreements are considered to be loans collateralized by the underlying security. Repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the price stated in the agreement. This underlying security will be marked to market daily. The Managers will monitor compliance with this requirement. Under all repurchase agreements entered into by a Fund, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the security and may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor.

     RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the 1933 Act, and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market on such commercial paper. Rule 144A securities are securities re-sold in reliance on an exemption from registration provided by Rule 144A under the 1933 Act.

     SECURITIES LENDING. Loans are made only to borrowers deemed by the Adviser to be in good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such loaned securities justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. Each of the Funds may use the Distributor or the Fund's Custodian as a broker in these transactions. Each of the Funds may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account (or portion thereof) pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend more than 33 1/3% of the value of the Fund's total assets. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

     TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

     U.S. GOVERNMENT AGENCY OBLIGATIONS. Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the FHA and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the FHLMC, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds' shares.

     U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury, as well as separately traded interest and principal component parts of such obligations, known as STRIPS that are transferable through the Federal book-entry system.

     U.S. TREASURY RECEIPTS. U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

     VARIABLE OR FLOATING RATE INSTRUMENTS. Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. These instruments may involve a demand feature and may include variable amount master demand notes available through the Custodian. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of a Fund's Manager, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for each Fund. Each Fund's Manager will monitor on an ongoing basis the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

     In case of obligations which include a put feature at the option of the debt holder, the date of the put may be used as an effective maturity date for the purpose of determining weighted average portfolio maturity.

     WARRANTS. Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

     WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. When-Issued securities are securities that involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing when-issued obligations results in leveraging, and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery. A Fund will establish a segregated account with the Custodian and maintain liquid assets in an amount at least equal in value to that Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund involved will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     One form of when-issued or delayed-delivery security that a Fund may purchase is a TBA mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security, such as a GNMA pass-through security, is purchased or sold with specific pools that will constitute that GNMA pass-through security to be announced on a future settlement date.

     YANKEE OBLIGATIONS. Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the Securities and Exchange Commission ("SEC") or issue securities under Rule 144A of the 1933 Act, as amended. These consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government. Yankee obligations, as obligations of foreign issuers, are subject to the same types of risks discussed in "Foreign Securities," above.

     The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

     ZERO COUPON AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and Receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. The Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy income distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

     CORPORATE AND MUNICIPAL ZERO COUPON SECURITIES. Corporate or Municipal zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

                             INVESTMENT LIMITATIONS

     FUNDAMENTAL POLICIES

     The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the 1940 Act, as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from this policy. A Fund may, notwithstanding any fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as that Fund.

     A Fund may not:

     1. Purchase any securities which would cause more than 25% of the net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     2. Borrow money from banks in an amount which exceeds 33 1/3% of the value of its total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes. The Fund may also borrow money from other persons to the extent permitted by applicable law.

     3. Purchase or sell real estate, although it may purchase or sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein (including REITs).

     4. Purchase or sell physical commodities (which shall not, for purposes of this restriction, include currencies), or commodities contracts, except that each Fund may (i) purchase or sell marketable securities issued by companies which own or invest in commodities (including currencies), or commodities contracts; and (ii) enter into commodities and futures contracts relating to securities, currencies, indexes or any other financial instruments, such as financial futures contracts and options on such contracts.

     5. Make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations and/or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies. A Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

     6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC, or SEC staff interpretation.

     7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security or when selling its own shares.

     In addition, the TAX-EXEMPT BOND FUND, under normal circumstances, must invest its Assets (net assets plus the amount of borrowings for investment purposes) so that at least 80% of the income its distributes will be exempt from federal income tax.

     These investment restrictions and each Fund's "investment goal" stated as such in the Prospectus are fundamental policies of the Trust and may not be changed without shareholder approval.

     In addition, each of the DIVERSIFIED VALUE, SMALL CAP, DIVERSIFIED GROWTH, INTERNATIONAL EQUITY, and TAX-EXEMPT BOND FUNDS is diversified (as defined in the 1940 Act) and, therefore, may not: with respect to 75% of its total assets, (i) purchase the securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities or cash items) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

     NON-FUNDAMENTAL POLICIES

     The following policies are non-fundamental and may be changed without shareholder approval.

     A Fund may not:

     1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

     2. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

     3. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     Each of the foregoing percentage limitations (except with respect to the limitation on investing in illiquid securities) applies at the time of purchase. These limitations are non-fundamental and may be changed by the Trust's Board of Trustees without a vote of shareholders.

     NON-FUNDAMENTAL POLICIES - PORTFOLIO COMPOSITION

     The following policies are non-fundamental and may be changed by the Trust's Board of Trustees without a vote of shareholders, but the Fund must give shareholders 60 days notice of any proposed change in such policy:

     SMALL CAP FUND - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in securities of small capitalization companies as defined from time to time in the Fund's current prospectus.

     INTERNATIONAL   EQUITY  FUND  -  The  Fund  will   invest,   under   normal
circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in equity securities.

     TAXABLE BOND FUND - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in taxable bonds as defined from time to time in the Fund's current prospectus.

     TAX-EXEMPT BOND FUND - The Fund will invest, under normal circumstances, at least 80% of its Assets (net assets plus the amount of any borrowings for investment purposes) in bonds as defined from time to time in the Fund's current prospectus.

                                SERVICE PROVIDERS

     THE ADMINISTRATOR

     The Trust and SEI Investments Global Funds Services ("SEI" or the "Administrator") have entered into an Administration Agreement ("the Administration Agreement") dated August 1, 2000. Pursuant to the Administration Agreement, SEI provides the Trust with overall administrative services, regulatory reporting, all necessary office space, equipment, personnel and facilities, and acts as dividend disbursing agent.

     The Administrator, a Delaware business trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SEI Management"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Management and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

     For its administration services, SEI is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.08% (a percentage of the average daily net assets of each Fund), subject to a minimum annual fee of $70,000 for each domestic Fund and $80,000 for each international Fund.

     This Administration Agreement became effective on August 1, 2000, and shall remain in effect for an initial term of five (5) years from that date and, thereafter, for successive renewal terms of two (2) years each, unless and until the Agreement is terminated. The Administration Agreement may be terminated only: (a) by the mutual written agreement of the Administrator and the Trust;
(b) by the Administrator or the Trust at the end of the initial term or the end of the any renewal term on ninety (90) days' written notice; (c) by the Administrator or the Trust on such date as is specified in written notice given by the terminating party, in the event of a material breach of the
Administration Agreement by the other party (including failure to meet the Service Standards applicable to the Administration Agreement during a rolling six (6) month period), provided the terminating party has notified the other party of such breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; (d) effective upon the liquidation of the Administrator; or (e) as to any Fund or the Trust, effective upon the liquidation of such Fund or the Trust, as the case may be.

     The Administration Agreement provides that SEI shall, with certain exceptions, not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SEI in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

For the fiscal year period ended  October 31,  2000,  and the fiscal years ended
October  31,  2001  and  October  31,  2002,   the  Funds  paid  the   following
Administrative Fees:

                                                 2000         2001         2002
                                                 ----         ----         ----
Diversified Value Fund                        $  27,911    $ 123,910    $
Select Value Fund                             $  15,109    $  69,921    $
Small Cap CoreFund (previously Small Cap
Value Fund)(a)                                $  12,432    $  69,921    $
Diversified Growth Fund                       $  33,003    $ 103,352    $
Select Growth Fund                            $  15,109    $  69,921    $
Small Cap Fund (previously  Small Cap Growth
Fund)(a)                                      $  15,109    $  69,921    $
Family Heritage Fund                          $  16,791    $  72,389    $
International Equity Fund                     $  31,740    $ 113,631    $
Taxable Bond Fund                             $  16,448    $  69,921    $
Tax-Exempt Bond Fund                          $  17,107    $  82,692    $

(a) Effective after the close of business on October 31, 2002, the Small Cap Fund that was previously the Small Cap Growth Fund was reorganized into and with the Small Cap Core Fund. The latter survived the reorganization and changed its name to Small Cap Fund.

     THE ADVISER AND MANAGERS

     Pitcairn Investment Management ("Pitcairn" or the "Adviser"), a registered investment adviser, is a division of Pitcairn Trust Company ("PTC"). The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, Jenkintown, Pennsylvania 19046. Pitcairn Trust Company was founded in 1987, and is a state-chartered trust company formed for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 75 years. The Adviser was formed as a division of PTC in order to provide investment advisory and Manager selection services to the Trust. Further information about PTC is set forth under "Control Persons and 5% Shareholders."

     As a bank, within the meaning of the Investment Advisers Act of 1940, as amended, PTC is currently not required to register with the SEC as an investment adviser, and is not so registered. On or before May 12, 2001, banks serving as advisers to mutual funds were required to register with the SEC as investment advisers unless such services were performed through a "separately identifiable department or division," and not the bank itself, in which case the separately identifiable department or division could so register. Accordingly, Pitcairn was registered as an investment adviser with the SEC as a separately identifiable division within PTC effective March 27, 2001 pursuant to an order granted by the SEC. Alternately, PTC may set up a subsidiary to serve as the Adviser to the Funds, which would employ the same personnel subject to the same supervision and control as Pitcairn.

     Pitcairn is the investment adviser for each of the Funds. As Adviser, Pitcairn is responsible for the day-to-day investment management for those Funds for which it also serves as Manager, and oversees the performance of specialty Managers engaged for specific Funds. Pitcairn has engaged the following three registered investment advisers to serve as Managers to the International Equity
Fund:

     Oechsle  International   Advisors,  LLC  ("Oechsle")  has  offices  at  One
     International Place, 23rd Floor, Boston, Massachusetts 02110. Oechsle served as the sole Manager of the International Equity Fund from its inception through December 31, 2002 and also served as the sub-adviser to the Pitcairn Trust Company International Common Trust Fund (the predecessor fund) from April 1, 1999 until the inception of the Fund. Oechsle was formed in 1986 and, as of September 30, 2002, it had approximately $10.6 billion of assets under management.

     The Boston Company Asset Management, LLC ("TBCAM") has offices at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. TBCAM was founded in 1970 and is a wholly owned subsidiary of Mellon Financial Corporation. As of September 30, 2002, TBCAM had approximately $18.4 billion of assets under management.

     Brandywine Asset Management, LLC ("Brandywine") has offices at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. Brandywine was founded in 1986 and is a wholly owned subsidiary of Legg Mason, Inc. As of September 30, 2002, Brandywine had approximately $7.6 billion of assets under management.

     Pitcairn has engaged Sands Capital Management, Inc. ("Sands Capital Management") as the Manager for the Select Growth Fund.

     Subject to Board review, Pitcairn engages Managers, monitors and evaluates Manager performance, and oversees Manager compliance with the Funds' investment objectives, policies and restrictions. Pitcairn selects Managers for the Funds based primarily upon the research and recommendations of Pitcairn and consultants engaged by it, quantitative and qualitative analysis of a Manager's skills and investment results in managing assets for specific asset classes, investment styles and strategies. Pitcairn pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including all fees payable to any Manager and executive salaries and expenses of the Trustees and Officers of the Trust who are employees of the Adviser or its affiliates. Payments of the advisory fees to the Adviser are made as soon as practicable each month for the preceding month or portion thereof. The Adviser, in turn, pays Managers out of its investment advisory fees.

     For its advisory services, Pitcairn is entitled to a fee, which is calculated and accrued daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Diversified Value Fund........................................          0.70%
Select Value Fund.............................................          0.70%
Small Cap Core Fund (previously Small Cap Value
Fund)(a)......................................................          0.70%
Diversified Growth Fund.......................................          0.70%
Select Growth Fund............................................          0.85%
Small Cap Fund (previously Small Cap Growth Fund)(a)                    0.95%
Family Heritage(R)Fund........................................          0.90%
International Equity Fund.....................................          0.95%
Taxable Bond Fund.............................................          0.40%
Tax-Exempt Bond Fund..........................................          0.30%

(a) Effective after the close of business on October 31, 2002, the Small Cap Fund that was previously the Small Cap Growth Fund was reorganized into and with the Small Cap Core Fund. The latter survived the reorganization and changed its name to Small Cap Fund.

For the fiscal period ended October 31, 2000, and the fiscal years ended October 31, 2001 and October 31, 2002, the Funds paid the following Advisory fees:

                                            2000                                  2001                              2002
                               GROSS      ADVISORY        NET       GROSS       ADVISORY        NET      GROSS    ADVISORY     NET
                              ADVISORY      FEE        ADVISORY    ADVISORY       FEE        ADVISORY   ADVISORY    FEE     ADVISORY
                                FEES       WAIVER      FEE PAID      FEES        WAIVER      FEE PAID     FEES     WAIVER   FEE PAID
                             ----------  ----------   ----------  ----------   ----------   ----------  --------- --------  --------
Diversified Value Fund       $  244,222  $  (76,516)  $  167,706  $1,084,215   $ (249,076)  $  835,139
Select Value Fund            $   78,956  $  (37,268)  $   41,688  $  465,760   $ (129,289)  $  336,471
Small Cap Core Fund
(previously Small Cap
ValueFund) (a)               $   82,349  $  (39,190)  $   43,159  $  486,330   $ (126,349)  $  359,981
Diversified Growth Fund      $  288,770  $  (88,091)  $  200,688  $  904,333   $ (226,448)  $  677,885
Select Growth Fund           $   89,046  $  (36,939)  $   52,107  $  388,259   $ (126,584)  $  258,675
Small Cap Fund (previously
Small Cap Growth Fund)(a)    $  132,237  $  (41,201)  $   91,036  $  422,307   $ (124,059)  $  298,248
Family Heritage(R) Fund      $  188,897  $  (50,559)  $  138,338  $  798,353   $ (147,620)  $  650,733
International Equity Fund    $  376,911  $ (110,689)  $  266,222  $1,349,182   $ (281,204)  $1,067,978
Taxable Bond Fund            $   34,735  $  (34,406)  $      329  $  151,185   $ (107,215)  $   43,970
Tax-Exempt Bond Fund         $   64,151  $  (55,201)  $    8,950  $  310,094   $ (180,771)  $  129,323

(a) Effective after the close of business on October 31, 2002, the Small Cap Fund that was previously the Small Cap Growth Fund was reorganized into and with the Small Cap Core Fund. The latter survived the reorganization and changed its name to Small Cap Fund.

     The Advisory Agreement and the Sub-Advisory Agreements (between Pitcairn and a Manager for a Fund) provide that Pitcairn (or the Manager) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

     After an initial two year term, the continuance of each Advisory and Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees, and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

     The Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Trustees, including a majority of the Independent Trustees of the Trust; by the vote of a majority of the outstanding voting securities of the Trust; or, with respect to any affected Fund, by the vote of a majority of the outstanding voting securities of such Fund; on sixty (60) days' written notice to the Adviser; or by the Adviser on sixty (60) days' written notice to the Trust. Each of the Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, (A) by the Adviser at the direction of the Board of Trustees, including a majority of the Independent Trustees, (B) by the vote of a majority of the outstanding voting securities of the Fund, on thirty (30) days' written notice to the Adviser and the Manager, or
(C) by the Adviser or the Manager on thirty (30) days' written notice to the Trust and the other party. Each of the Advisory Agreement or the Sub-Advisory Agreements will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the 1940 Act) or, in the case of the Sub-Advisory Agreements, in the event that the Advisory Agreement between the Adviser and the Trust is assigned or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within ten (10) days after written notice.

     On September 5, 2001, the Securities and Exchange Commission ("SEC") issued a "manager of managers" exemptive order (the "Order") that permits the Adviser, subject to certain conditions, to retain new Managers without shareholder approval of the contracts with those Managers. The Order also permits the Adviser to employ new Managers for new or existing Funds, change the terms of contracts with Managers or continue the employment of Managers after events that would otherwise cause automatic termination of a contract with a Manager. Within 90 days of retaining a new Manager, shareholders of any affected Fund will receive notification of the change. The Order relieves the Funds from a requirement to disclose certain fees paid to Managers (except to any Managers affiliated with the Adviser) in documents filed with the SEC and provided to shareholders.

     Effective January 1, 2003, the Adviser uses a multi-manager approach for the International Equity Fund. As the Adviser, Pitcairn oversees the investment advisory services provided to the International Equity Fund, and manages the cash portion of the Fund's assets. After reserving a portion of the Fund's cash for liquidity purposes (which is managed directly by the Adviser), the Adviser has engaged three Managers, each to manage a discrete portion of the Fund's assets. Pursuant to a separate sub-advisory agreement with the Adviser, and subject to the supervision of the Board of Trustees, each Manager is responsible for the day-to-day investment management of the discrete portion of the Fund's assets allocated to it. The Managers are also responsible for managing their employees who provide services to the Fund. The three Managers each employ active investment management methods, and purchase and sell securities according to the Manager's evaluation about companies and their financial prospects, and about the stock market and the economy in general.

     Subject to Board review, PIM allocates and, when appropriate, reallocates the assets of the International Equity Fund among Managers, monitors and evaluates Manager performance, and oversees Manager compliance with the Fund's objectives, policies and restrictions. PIM has the ultimate responsibility for the investment performance of the International Equity Fund due to its responsibility to oversee Managers and recommend their hiring, termination and replacement.

     OECHSLE INTERNATIONAL ADVISORS, LLC ("OECHSLE")

     Pursuant to the Amended and Restated Sub-Advisory Agreement between the Adviser and Oechsle, Oechsle acts as a Manager to the International Equity Fund. In this capacity, Oechsle, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages a discrete portion of the Fund's portfolio investments (approximately one-third as of January 1, 2003), consistently with the Fund's investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. Oechsle approaches stock selection by focusing on individual stocks and fundamental characteristics of companies that have an above average potential for growth in revenue and earnings. Oechsle's goal is to find companies with top management, quality products and sound financial positions that are attractively priced. Due to this investment strategy, the Portfolio managed by Oechsle may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities. As of September 30, 2002 Oechsle had approximately $10.7 billion of assets under management.

     Singleton Dewey Keesler, Jr., Stephen Patrick Langer, Lawrence Sean Roche, and Warren Robbins Walker each serve on the Executive Committee of Oechsle and each owns in excess of 5% of Oechsle. Oechsle's principal place of business is One International Place, Boston, Massachusetts 02110. For the fiscal year period ended October 31, 2000 and the fiscal years ended October 31, 2001 and October 31, 2002, Oechsle's compensation was $ 156,787, $568,153, and $________, respectively.

     THE BOSTON COMPANY ASSET MANAGEMENT, LLC ("TBCAM")

     Pursuant to the Sub-Advisory Agreement between the Adviser and TBCAM, TBCAM acts as a Manager to the International Equity Fund. In this capacity, TBCAM, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages a discrete portion of the Fund's portfolio investments (approximately one-third as of January 1, 2003), consistently with the Fund's investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. TBCAM has a value-oriented, bottom-up investment style that is research based, focusing first on stock selection and then enhanced by its country allocation guidelines. TBCAM evaluates traditional measures of value such as a low price-to-earnings ratio, low price-to-book value ratio, and low price-to-cash flow ratio. In addition, TBCAM reviews company fundamentals, including operating return characteristics, overall financial health, and positive changes in business momentum. This approach seeks to preserve capital in declining markets while adding value in rising markets. TBCAM has offices at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108. TBCAM was founded in 1970 and is a wholly owned subsidiary of Mellon Financial Corporation. As of September 30, 2002, TBCAM had approximately $18.4 billion of assets under management.

     BRANDYWINE ASSET MANAGEMENT, LLC ("BRANDYWINE")

     Pursuant to the Sub-Advisory Agreement between the Adviser and Brandywine, Brandywine acts as a Manager to the International Equity Fund. In this capacity, Brandywine, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages a discrete portion of the Fund's portfolio investments (approximately one-third as of January 1, 2003), consistently with the Fund's investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. Brandywine adheres to a strictly bottom-up stock selection process. Quantitative screens are used to identify a universe of securities which meet Brandywine's definition of value, and then in-depth fundamental analysis is used to narrow that universe to those stocks with the characteristics Brandywine considers necessary to return to normal valuation.

     Brandywine has offices at 3 Christiana Centre, Suite 1200, 201 N. Walnut Street, Wilmington, Delaware 19801. Brandywine was founded in 1986 and is a wholly owned subsidiary of Legg Mason, Inc. As of September 30, 2002, Brandywine had approximately $7.6 billion of assets under management.

     SANDS CAPITAL MANAGEMENT, INC.

     Pursuant to the Sub-Advisory Agreement between the Adviser and Sands Capital Management, Sands Capital Management acts as Manager to the Select Growth Fund. In this capacity, Sands Capital Management, subject to the supervision and control of the Adviser and the Trustees of the Trust, manages that Fund's portfolio investments, consistently with its investment objective, and executes any of that Fund's investment policies that it deems appropriate to utilize from time to time. Frank M. Sands, Sr., Marjorie R. Sands and William L. Johnson control Sands Capital Management. Sands Capital Management's principal place of business is 1001 19th Street North, Suite 1450, Arlington, Virginia 22209. For its services as Manager to the Select Growth Fund, Pitcairn pays Sands Capital Management compensation at the annual rate of 0.40% of the average daily value of that Fund's assets, as calculated in accordance with the computation of net asset value, and accrued on a daily basis. For the fiscal period ended October 31, 2000, and the fiscal years ended October 31, 2001 and October 31, 2000, Sands Capital Management's compensation was $41,904, $182,696 and $_________, respectively.

     EXPENSE LIMITATION ARRANGEMENT

     Each Fund pays the Adviser an aggregate fee for investment management services as a percentage of the average daily net assets of the Fund according to the table below. In the interest of limiting expenses of the Fund, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Fund (other than interest, taxes, brokerage fees and commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), offset by the amount of revenue to the Fund from securities lending activities of the Fund (the net amount referred to as "Fund Operating Expenses"), are limited to a specified percentage of the average daily assets of each Fund, as set forth below through the fiscal year ending October 31, 2003:

Diversified Value Fund......................       1.00%
Select Value Fund...........................       1.00%
Small Cap Fund..............................       1.00%
Diversified Growth Fund.....................       1.00%
Select Growth Fund..........................       1.15%
Family Heritage(R)Fund......................       1.20%
International Equity Fund...................       1.25%
Taxable Bond Fund...........................       0.70%
Tax-Exempt Bond Fund........................       0.60%

     The Fund may, at a later date, reimburse the Adviser for the fees waived or limited and other expenses assumed and paid by PTC pursuant to the expense limitation agreement described above during any of the previous two (2) fiscal years, provided that the Fund has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limits stated above, and the Adviser (or an affiliate) remains the investment adviser to the Fund. No reimbursement by the Fund will be made unless (i) the Fund's assets exceed $10 million; (ii) the Fund's total annual Fund Operating Expenses ratio is less than the percentage stated in the chart above; and (iii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis.

For the fiscal period ended October 31, 2000, and the fiscal years ended October 31, 2001 and October 31, 2002, the following Advisory Fee Waivers are subject to recapture:

                                 2000       2001        2002
Diversified Value Fund ...    $ 76,516    $249,076    $
Select Value Fund ........    $ 37,268    $129,289    $
Small Cap Core (previously
Small Cap Value)Fund(a) ..    $ 39,190    $126,349    $
Diversified Growth Fund ..    $ 88,091    $226,448    $
Select Growth Fund .......    $ 36,939    $126,584    $
Small Cap Fund (previously
Small Cap Growth Fund) (a)      41,201
Family Heritage(R) Fund ..    $ 50,559    $147,620    $
International Equity Fund     $110,689    $281,204    $
Taxable Bond Fund ........    $ 34,406    $107,215    $
Tax-Exempt Bond Fund .....    $ 55,201    $180,771    $

(a) Effective after the close of business on October 31, 2002 the Small Cap Fund that was previously the Small Cap Growth Fund was reorganized into and with the Small Cap Core Fund. The latter survived the reorganization and changed its name to Small Cap Fund.

     The expense limitation agreement, with respect to each of the Funds, has an initial term until October 31, 2003, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are Independent Trustees and (ii) have no direct or indirect financial interest in the operation of the Agreement. Nevertheless, the Agreement may be terminated by the Trust or PTC, without payment of any penalty, upon the provision of a written notice of not less than ninety (90) days prior to October 31, 2003 to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any such termination shall become effective, unless otherwise agreed upon, on the last day of the then-current term of the Agreement.

     THE TRANSFER AGENT

     The Trust and State Street Bank and Trust Company (the "Transfer Agent" or "State Street") have entered into a Transfer Agency and Service Agreement (the "Transfer Agency Agreement") dated August 1, 2000. Pursuant to the Transfer Agency Agreement, State Street serves as the transfer agent for the Trust and Boston Financial Data Services, Inc. (the "Servicing Agent"), a corporate joint venture of State Street Corporation and DST Systems, Inc., serves as the Transfer Agent's servicing agent. Under the Transfer Agency Agreement, State Street or the Servicing Agent will perform the following services: receive for acceptance, orders for the purchase of shares, and promptly deliver payment and appropriate documentation thereof to the Custodian; pursuant to purchase orders, issue the appropriate number of shares and hold such shares in the appropriate shareholder account; receive for acceptance redemption requests and redemption directions and deliver the appropriate documentation thereof to the Custodian; in respect to the aforementioned transactions, the Transfer Agent shall execute transactions directly with broker-dealers authorized by the Trust; at the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming shareholders; effect transfers of shares by the registered owners thereof upon receipt of appropriate instructions; prepare and transmit payments for dividends and distributions declared by the Trust; issue replacement certificates (if issued) for those certificates alleged to have been lost, stolen or destroyed upon receipt by the Transfer Agent of indemnification satisfactory to the Transfer Agent and protecting the Transfer Agent and the Trust, and the Transfer Agent at its option, may issue replacement certificates in place of mutilated stock certificates upon presentation thereof and without such indemnity; maintain records of account for and advise the Trust and its shareholders as to the foregoing; and record the issuance of shares of the Funds and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of each Fund which are authorized, based upon data provided to it by the Trust, and issued and outstanding. The Transfer Agent shall also provide the Trust on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Trust.

     For its services, the Transfer Agent is entitled to fees of $15,000 for the first year of services and $17,000 every year thereafter. In addition, the Transfer Agent is compensated $20 per account per year and $1.80 to close any account. During the fiscal period ended October 31, 2000, and the fiscal years ended October 31, 2001 and October 31, 2002, the Trust paid the Transfer Agent $12,552, $176,988 and $___________, respectively.

     The Transfer Agency Agreement provides that State Street shall not be responsible for, and the Trust shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to: (a) all actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to the Transfer Agency Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;
(b) the Trust's lack of good faith, negligence or willful misconduct; (c) the reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Trust, and which have been prepared, maintained or performed by the Trust or any other person or firm on behalf of the Trust including but not limited to any broker-dealer, third party administrators or previous transfer agent; (ii) any instructions or requests of the Trust or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under the Transfer Agency Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons; (d) the offer or sale of shares in violation of federal or state securities laws or regulations requiring that such shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such shares; (e) the negotiation and processing of any checks including without limitation for deposit into the Trust's demand deposit account maintained by the Transfer Agent; or (f) upon the Trust's request entering into any agreements required by the National Securities Clearing Corporation (the "NSCC") for the transmission of Trust or shareholder data through the NSCC clearing systems. Upon the assertion of a claim for which the Trust may be required to indemnify the Transfer Agent, the Transfer Agent will promptly notify the Trust of such assertion, and shall keep the Trust advised with respect to all developments concerning such claim. The Trust shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against such claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Trust may be required to indemnify the Transfer Agent except with the Trust's prior written consent.

     The initial term of the Transfer Agency Agreement is two years unless it is terminated sooner according to the terms of that agreement. Thereafter, unless a terminating party gives written notice to the other party 120 days before the expiration of the initial term, the Transfer Agency Agreement will renew automatically from year to year. The Transfer Agent and the Trust may renegotiate the fees payable under the Transfer Agency Agreement 120 before the expiration of the initial term or any subsequently renewed term. The Transfer Agency Agreement may be terminated prior to the end of a term and without the required notice. However, in the event of such an early termination, the Transfer Agency Agreement provides that the fees payable to the Transfer Agent shall be calculated as if the services had been performed by the Transfer Agent until the expiration of the then current term and calculated at the asset and/or shareholder account levels, as the case may be, on the date notice of termination was given to the Transfer Agent, and the payment of all fees to the Transfer Agent will be accelerated to the business day immediately prior to the conversion to a new service provider or termination of services.

     THE DISTRIBUTOR

     SEI Investments Distribution Co. (the "Distributor"), located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), dated August 1, 2000, with respect to shares of the Funds. The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement was renewed by the Trustees at a meeting on July 25, 2002 for an additional one-year period. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not less than 60 days' written notice by either party or upon assignment by the Distributor. The Distributor distributes the Funds' securities on a best efforts basis in a continuous offering of the Fund's securities. For the fiscal year ended October 31, 2002, the Distributor received "other compensation" from the Trust as follows:

------------------------------------------------------------------------------------------------------------------
                                              NET UNDERWRITING     COMPENSATION ON
                                               DISCOUNTS AND       REDEMPTION AND      BROKERAGE          OTHER
NAME OF PRINCIPAL UNDERWRITER                   COMMISSIONS          REPURCHASE       COMMISSIONS      COMPENSATION
------------------------------------------------------------------------------------------------------------------
SEI Investments Distribution Co.                     0                    0                0            $2,994.21
------------------------------------------------------------------------------------------------------------------

                            SHAREHOLDER SERVICES PLAN

     The Board of Trustees of the Trust has adopted a Shareholder Services Plan (the "Plan") for the purpose of paying for shareholder servicing activities which may include: providing personal services or account maintenance services; receiving, aggregating and processing purchase and redemption orders; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records and providing beneficial owners with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing subaccounting services for Fund shares held beneficially; forwarding shareholder communications to beneficial owners; receiving, tabulating and transmitting proxies executed by beneficial owners;
performing daily investment ("sweep") functions for shareholders; providing investment advisory services; and general account administration activities.

     Pursuant to the Plan, each Fund is authorized to pay to any person who enters into a shareholder services agreement with the Fund (an "Authorized Service Provider"), which may include PTC or its affiliates, as compensation for service activities rendered by the Authorized Service Provider to shareholders of a Fund, a shareholder service fee at the rate of 0.25% on an annual basis of the average daily net asset value of shares of the Fund (the "Plan Fee"). Such Plan Fee is calculated daily and paid monthly or at such other intervals as the Board shall determine. An Authorized Service Provider is authorized to pay its affiliates or independent third party service providers for performing service activities consistent with this Plan. All expenses incurred by the Funds in connection with the shareholder services agreements and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

                         SHAREHOLDER SERVICES AGREEMENT

     The  Board of  Trustees  of the Trust has  adopted a  Shareholder  Services
Agreement (the "Agreement") whereby PTC provides certain shareholder services which may include: subaccounting for all Fund share transactions at the shareholder level; crediting distributions from the Funds to shareholder accounts; determining amounts to be reinvested in the Funds; assisting customers in changing account options, account designations and account addresses; and disseminating tax information and mailing Fund information, such as prospectuses and annual and semi-annual reports to beneficial owners of the subject shares. This Agreement may be terminated by either party to the Agreement by a vote of the Plan Trustees (as defined in the Shareholder Services Plan) or by vote of a majority of the outstanding shareholders of a Fund with respect to any Fund at any time without payment of penalty.

     Pursuant to this Agreement, each Fund is authorized to pay PTC a quarterly service fee at an annual rate of 0.25% of the average net asset value of the shares of the Fund. All expenses incurred by the Funds in connection with the Agreement and the implementation of the Plan shall be borne entirely by the holders of the shares of the particular Fund involved and will result in an equivalent increase to each Fund's Total Annual Fund Operating Expenses.

For the fiscal period ended October 31, 2000 and the fiscal years ended October 31, 2001 and October 31, 2002, the following Shareholder Servicing Fees were paid to PTC:

                                          2000        2001       2002
Diversified Value Fund .............    $ 87,222    $387,220
Select Value Fund ..................    $ 28,199    $166,343
Small Cap CoreFund (previously Small
Cap Value Fund)(a) .................    $ 29,410    $173,689
Diversified Growth Fund ............    $103,135    $322,976
Select Growth Fund .................    $ 26,190    $114,180
Small Cap Fund (previously Small Cap
Growth Fund) (a) ...................    $ 34,799    $111,136
Family Heritage(R)Fund .............    $ 52,471    $221,765
International Equity Fund ..........    $ 99,187    $355,098
Taxable Bond Fund ..................    $ 21,709    $ 94,490
Tax-Exempt Bond Fund ...............    $ 53,459    $258,412

(a) Effective after the close of business on October 31, 2002, the Small Cap Fund that was previously the Small Cap Growth Fund was reorganized into and with the Small Cap Core Fund. The latter survived the reorganization and changed its name to Small Cap Fund.

                       TRUSTEES AND OFFICERS OF THE TRUST

     The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Delaware. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

     The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of the individuals listed below is Pitcairn Trust Company, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046. All executive officers of the Trust are affiliates of Pitcairn Trust Company or Pitcairn Investment Management. All Trustees and executive officers have served as such since July 19, 2000, with the exception of Mr. Clay, who has been a Trustee since March 24, 2000.

------------------------------------------------------------------------------------------------------------------
Name & Date of Birth            Position Held     Number of    Principal Occupation(s) During PastFive Years and
                                with Trust        Portfolios   Other Directorships
                                                   in Fund
                                                   Complex
                                                   Overseen
------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES OF THE TRUST:
------------------------------------------------------------------------------------------------------------------
George M. Chamberlain, Jr.,     Trustee          9             General Counsel/Corporate Secretary, Investor Force
Esq.                            Member, Audit                  Holdings, Inc. (and its affiliates, including
February 13, 1947               Committee and                  Investor Force Securities, Inc., a registered
                                Valuation                      broker-dealer (since July 2001); Corporate Counsel,
                                Committee                      Investor Force, Inc. (November 2000 to July 2001);
                                                               Attorney in private practice from July 1999 to
                                                               October 2000; prior to that time, Senior Vice
                                                               President and General Counsel, Delaware Management
                                                               Holdings, Inc. and the Delaware Investments Companies
                                                               and Funds
------------------------------------------------------------------------------------------------------------------
Carleton A. Holstrom            Trustee          9             Private investor (since April, 1995); Chief Financial
August 18, 1935                 Chairman,                      Officer, Scientific Learning Corporation, Berkeley,
                                Audit Committee                CA from January 1994 to March 1995; Director,
                                                               Custodial Trust Company, Princeton, NJ; Director,
                                                               Scientific Learning Corporation
------------------------------------------------------------------------------------------------------------------
James R. Wood                   Trustee          9             Consultant (since March 2000); President, STI Capital
April 15, 1939                  Member, Audit                  Management, from September 1995 to February 15, 2000;
                                Committee                      Executive Vice President, Franklin/Templeton Funds,
                                                               from October 1988 to September 1995
------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST:
------------------------------------------------------------------------------------------------------------------
Alvin A. Clay III*              Trustee,         9             President and Chief Executive Officer, Pitcairn
October 2, 1957                 President and                  Investment Management (since inception); Chief
                                Chief                          Executive Officer (since November 1999), President,
                                Executive                      CEO and Director, Pitcairn Trust Company; President,
                                Officer                        COO and Director, Pitcairn Company
------------------------------------------------------------------------------------------------------------------
Dirk Junge*                     Trustee,         9             Chairman and CEO, Pitcairn Company; Chairman,
January 31, 1949                Chairman and                   Pitcairn Trust Company; Director, Paramount
                                Vice President                 Resources, Inc. (a Canadian public company)
------------------------------------------------------------------------------------------------------------------

                                       40

------------------------------------------------------------------------------------------------------------------
Name & Date of Birth            Position Held     Number of    Principal Occupation(s) During PastFive Years and
                                with Trust        Portfolios   Other Directorships
                                                   in Fund
                                                   Complex
                                                   Overseen
------------------------------------------------------------------------------------------------------------------
William C. McCormick            Vice                           Chief Financial Officer, Pitcairn Investment
June 22, 1959                   President,                     Management (since inception); Executive Vice
                                Chief                          President (since July 1998), Chief Financial Officer
                                Financial                      and Treasurer, Pitcairn Company and Pitcairn Trust
                                Officer, Chief                 Company
                                Accounting
                                Officer and
                                Treasurer
------------------------------------------------------------------------------------------------------------------
Dain Kistner**                  Vice President                 Senior Vice President (since August 2002), Vice
August 25, 1970                 and Assistant                  President (since November 2000); Assistant Vice
                                Treasurer                      President from November 1999 to November 2000,
                                                               Pitcairn Trust Company; Vice President of Marketing,
                                                               Bedminster Bioconversion Corporation from August
                                                               1996 through November 1999; Information Systems
                                                               Analyst, The Hillsdale Group from 1993 to 1996.
------------------------------------------------------------------------------------------------------------------
Lawrence R. Bardfeld            Vice                           Executive Vice President (since July 1998), Chief
May 17, 1947                    President,                     Legal Officer and Secretary, Pitcairn Company and
                                Secretary and                  Pitcairn Trust Company
                                Code Comp-
                                liance Officer
------------------------------------------------------------------------------------------------------------------
Averill R. Jarvis               Vice President                 Senior Vice President and Associate General Counsel,
June 29, 1950                   and Assistant                  Pitcairn Trust Company (since January 2000), Vice
                                Secretary                      President and Associate General Counsel of Pitcairn
                                                               Trust Company (from 1994 to 2000)
------------------------------------------------------------------------------------------------------------------
James R. Foggo                  Vice President                 Head of Fund Operations, Vice President  of SEI
June 30, 1964                   and Assistant                  Investments (since 1998).  Vice President of the
                                Secretary                      Administrator and the Distributor (since May 1999);
                                                               Associate, Paul Weiss, Rifkind, Wharton & Garrison
                                                               (law firm), 1998; Associate, Baker & McKenzie (law
                                                               firm), from 1995-1998.
------------------------------------------------------------------------------------------------------------------
Timothy D. Barto                Vice President                 Vice President and Assistant Secretary of SEI
March 28, 1968                  and Assistant                  Investments and of the Administrator and Distributor
                                Secretary                      (since November 1999). Associate, Dechert (law firm)
                                                               from 1997-1999;  Associate, Richter, Miller & Finn
                                                               (law firm) from 1994-1997.
------------------------------------------------------------------------------------------------------------------

___________________________

* Messrs. Junge and Clay are Trustees who may be deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act ("Interested Trustees") because they also serve as officers of the Trust and the Adviser or PTC.

**  Dain Kistner is a nephew of Dirk Junge.

     Messrs. Chamberlain, Holstrom and Wood serve as members of the Audit Committee of the Trust, and Mr. Holstrom serves as Chairman. The Audit Committee
(i) oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; and (iii) acts as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met ____ times during the fiscal year ended October 31, 2002.

     Messrs. Chamberlain and Clay serve as members of the Executive Committee of the Trust. The Executive Committee functions to act for the entire Board of Trustees between regularly scheduled meetings with such actions to be ratified at the next meeting of the full Board. The Executive Committee did not meet during the fiscal year ended October 31, 2002.

     Messrs. Chamberlain, Holstrom and Wood serve as members of the Nominating Committee. The Nominating Committee functions to nominate candidates for Independent Trustee positions, as necessary, to fill vacancies on the Board. The Nominating Committee did not meet during the fiscal year ended October 31, 2002.

     Mr. Chamberlain serves as the representative of the Independent Trustees on the Trust's Valuation Committee. Other members of the Valuation Committee include certain officers of the Trust (who are also officers of the Adviser or PTC), the Chief Investment Officer of the Adviser, and representatives from the Trust's Administrator. The Valuation Committee conducts telephonic meetings when security valuation issues arise under the Trust's Pricing Procedures, including but not limited to fair value determinations. The Committee met ___ times during the fiscal year ended October 31, 2002.

     The following tables show the dollar range of equity securities of each of the Funds owned by each Trustee as of December 31, 2002.

--------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES - DOLLAR
  RANGE OF EQUITY SECURITIES IN         DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002
            EACH FUND
--------------------------------------------------------------------------------------------------------------
FUND                                 GEORGE M. CHAMBERLAIN, JR.      CARLETON A. HOLSTROM        JAMES R. WOOD
--------------------------------------------------------------------------------------------------------------
Diversified Value                               None                                                  None
--------------------------------------------------------------------------------------------------------------
Diversified Growth                              None                                                  None
--------------------------------------------------------------------------------------------------------------
Select Value                                    None                                                  None
--------------------------------------------------------------------------------------------------------------
Select Growth                                   None                                                  None
--------------------------------------------------------------------------------------------------------------
Small Cap                                       None                                                  None
--------------------------------------------------------------------------------------------------------------
Family Heritage(R)                              None                                                  None
--------------------------------------------------------------------------------------------------------------
International Equity                            None                                                  None
--------------------------------------------------------------------------------------------------------------
Taxable Bond                                    None                                                  None
--------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                 None                                                  None
--------------------------------------------------------------------------------------------------------------
Aggregate  Dollar Range of Equity
Securities in All Funds  Overseen
by Trustee in the Pitcairn Funds                None                                                  None
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES DOLLAR RANGE
OF EQUITY SECURITIES IN EACH FUND
                                        DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------
FUND                                          ALVIN A. CLAY III                            DIRK JUNGE
--------------------------------------------------------------------------------------------------------------
Diversified Value
--------------------------------------------------------------------------------------------------------------
Diversified Growth
--------------------------------------------------------------------------------------------------------------
Select Value
--------------------------------------------------------------------------------------------------------------
Select Growth
--------------------------------------------------------------------------------------------------------------
Small Cap
--------------------------------------------------------------------------------------------------------------
Family Heritage(R)
--------------------------------------------------------------------------------------------------------------
International Equity
--------------------------------------------------------------------------------------------------------------
Taxable Bond                                       None
--------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                    None                                     None
--------------------------------------------------------------------------------------------------------------
Aggregate  Dollar Range of Equity
Securities in All Funds  Overseen
by Trustee in the Pitcairn Funds
--------------------------------------------------------------------------------------------------------------

     Officers and Interested Trustees of the Trust do not receive any compensation from the Trust. The Trust pays the fees for Independent Trustees. For the Trust's fiscal year ended October 31, 2002, the Trust paid to each of the Independent Trustees an annual retainer of $10,000 and a per meeting fee of $2,000, for services with respect to the Funds then comprising the Trust. In addition, the Trust paid the Independent Trustees $250 for each telephonic meeting attended. The members of the Audit Committee received $250 for each meeting of that committee attended. The Independent Trustees are entitled to be reimbursed for travel and incidental expenses incurred in attending meetings. Mr. Chamberlain received an annual fee of $1,000 for serving as lead Trustee. No officer or Trustee received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust. Certain officers and Trustees who are shareholders of PTC or its affiliated companies may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to PTC's affiliates. The table below shows the total amounts paid by the Trust to Independent Trustees:

                               COMPENSATION TABLE


                                                         AGGREGATE COMPENSATION
                                                              FROM TRUST1
                    NAME OF PERSON, POSITION
     George M. Chamberlain, Jr., Independent Trustee
                                                                   $
     Carleton A. Holstrom, Independent Trustee                     $
     James R. Wood, Independent Trustee                            $
     ____________
     1For the fiscal year ended October 31, 2002.

     APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS.

     The initial investment advisory contracts were approved prior to the "conversion" of the assets of certain common and collective trusts funds, which were maintained by PTC for its fiduciary clients, to the Pitcairn Funds. The beneficial shareholders of the Pitcairn Funds have been clients of PTC, which remains the sole shareholder of record. In July, 2000, the Trustees, including all of the Independent Trustees, approved the initial Investment Advisory Agreement with the Adviser, a division of PTC, with respect to each of the Funds, as well as the Investment Management Agreement with Oechsle International Advisors, LLC ("Oechsle") with respect to the International Equity Fund and the Investment Management Agreement with Sands Capital Management, Inc. ("Sands") with respect to the Select Growth Fund. On July 25, 2002, these agreements were reviewed and renewed by the Trustees, including all of the Independent Trustees. On December 10, 2002, the Trustees, including all of the Independent Trustees, approved the current (initial) Investment Management Agreements with The Boston Company Asset Management, LLC and Brandywine Asset Management, LLC, and the Amended and Restated Investment Management Agreement with Oechsle International Advisors, LLC, all with respect to separate Portfolios of the International Equity Fund.

     Prior to approving the investment advisory and sub-advisory agreements described above, the Trustees reviewed and considered materials provided by Pitcairn, Oechsle, Sands, TBCAM and Brandywine to the Trustees. With respect to the renewal of the Pitcairn, Oechsle and Sands advisory or sub-advisory arrangements, the Trustees considered (i) the quality of investment advisory services provided by each adviser; (ii) the performance of each Fund relative to its stated objectives and the adviser's success in reaching such goals; (iii) the Fund's performance compared to relevant market indices and to similar funds (similar investment objectives and also approximately the same size) and the Fund's long-term and short-term performance record; (iv) the quality of any other services provided for the Fund in addition to the provision of investment advice; (v) the number, background and general qualifications of the personnel in the adviser's investment management group; (vi) the allocation of responsibility for the Fund and the percentage of time devoted to the Fund;
(vii) the process by which investment decisions are made by the adviser's personnel, the criteria for securities selection, and the controls used by the adviser to ensure that the criteria are met; (viii) the fee schedule and the existence of any fee waivers and the Fund's anticipated expense ration in relation to those of other investment companies having comparable investment policies and limitations (including the extent to which an expense ratio resulted from reimbursing or reducing a fee to maintain a certain limitation);
(ix) the fees charged by the adviser and other investment advisers to similar clients (including any client-related expenses borne by the adviser); (x) the direct and indirect costs that may be incurred by Sands and its affiliates in performing services for the Fund and the basis for determining those costs (including the extent to which management personnel and office space for the Fund's operations are provided, as well as investment advice and the extent to which other funds' advisory services support the same personnel and office facilities); (xi) the extent to which economies of scale exist and whether such economies are appropriately reflected in the advisory fees as the Fund grows larger; (xii) the total of all investment company assets managed by the adviser, as well as the total number of investment company funds serviced by the adviser;
(xiii) the adviser's profitability from the Fund during the most recently completed calendar year; (xiv) the extent to which the adviser receives benefits (such as research and statistical services) as a result of brokerage generated by the Fund and the extent to which the Fund shared in those benefits; and (xv) a description of the adviser's compliance program, its regulatory examinations, its securities allocation procedures and any legal proceedings of the adviser.

     With respect to the agreements with TBCAM and Brandywine, (each a "Manager"), the Trustees considered all of the information the Trustees deemed appropriate including, without limitation: (i) the number, background and general qualifications of the personnel in the Manager's investment management group; (ii) the allocation of responsibility for the Fund and the percentage of time expected to be devoted to the Fund;(iii) the process by which investment decisions are made by the Manager's personnel, (iv) the criteria for securities selection, and the controls used by the Manager to ensure that the criteria are met; (v) the fee schedule and the existence of any fee waivers and the Fund's anticipated expense ratio in relation to those of other investment companies having comparable investment policies and limitations (including the extent to which an expense ratio resulted from reimbursing or reducing a fee to maintain a certain limitation); (vi) the fees to be charged by the Manager and other investment advisers to similar clients (including any client-related expenses borne by the Manager); (vii) the direct and indirect costs that may be incurred by the Manager and its affiliates in performing services for the Fund and the basis for determining those costs (including the extent to which management personnel and office space for the Fund's operations will be provided, as well as investment advice and the extent to which other funds' advisory services support the same personnel and office facilities); (viii) the total of all investment company assets managed by the Manager, as well as the total number of investment company funds serviced by the Manager; (ix) the Manager's profitability during the most recently completed calendar year; (x) the extent to which the Manager will receive benefits (such as research and statistical services) as a result of brokerage generated by the Fund and the extent to which the Fund is expected to share in those benefits; and (xi) a description of the Manager's compliance program, its regulatory examinations, its securities allocation procedures and any legal proceedings against the Manager;

     CODE OF ETHICS

     The Trust, the Adviser, each Manager and the Distributor have each adopted a Code of Ethics (collectively, "Codes") governing personal trading activities of certain of their personnel. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions, and they are required to report certain transactions on a regular basis. The Trust, the Adviser, the Managers and the Distributor have developed procedures for administration of their respective Codes.

                                   PERFORMANCE

     From time to time, each Fund may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in such Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

     Yield = 2[((a-b)/cd) + 1)^6 - 1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

     The yield for the following Funds for the month ended October 31, 2002 was:

NAME OF FUND                                                 YIELD
------------                                                 -----
Diversified Value Fund                                       %
Select Value Fund                                            %
Small Cap Fund                                               %
Taxable Bond Fund                                            %
Tax-Exempt Bond Fund                                         %

     The tax equivalent yield for the Tax-Exempt Bond Fund was ___%, as of October 31, 2002 (assuming a tax rate of 39.6%).

     The average annual total return of a Fund refers to the average annual compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period.

     In  particular,   average  annual  total  return  (before  taxes)  will  be
calculated according to the following formula:

     P(1 + T)^N = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

     Based on the foregoing, the average annual total returns (before taxes) for the Funds for the one, five, and ten year periods ended October 31, 2002 (or since inception) were as follows:

--------------------------------------------------------------------------------
                                          Average Annual Total Return
                                                (before taxes)
--------------------------------------------------------------------------------
                                                                        SINCE
FUND                            ONE YEAR    FIVE YEARS    TEN YEARS    INCEPTION
----                            --------    ----------    ---------    ---------
Diversified Value Fund (1) .       %           n/a           n/a            %
Select Value Fund(2) .......       %           n/a           n/a            %
Small Cap Fund(3) ..........       %           n/a           n/a            %
Diversified Growth Fund(4) .       %           n/a           n/a            %
Select Growth Fund(5) ......       %           n/a           n/a            %

Family Heritage(R)Fund(7) ..       %             %             %            %
International Equity Fund(8)       %             %           n/a            %
Taxable Bond Fund(9) .......       %             %             %            %
Tax-Exempt Bond Fund(10) ...       %             %             %            %
________________________
(1)  Commenced operations 8/04/2000.
(2)  Commenced operations 8/11/2000.
(3) Commenced operations 8/25/2000; Investment strategy changed from small cap value to small cap core in August 2002
(4)  Commenced operations 8/04/2000.
(5)  Commenced operations 8/11/2000.
(6)  Commenced operations 8/11/2000.
(7) Commenced operations 10/01/1990; Portfolio restructured as of 4/01/1996; Prior performance (with adjustment) as a Common Trust Fund is carried forward.
(8) Commenced operations 7/01/1993; Portfolio restructured as of 4/01/1999; Prior performance (with adjustment) as a Common Trust Fund is carried forward.
(9) Commenced operations 1/01/1989; Prior performance (with adjustment) as a Collective Trust Fund is carried forward.
(10) Commenced operations 8/31/1998; Portfolio restructured as of 1/01/1997; Prior performance (with adjustment) as a Common Trust Fund is carried forward.

     The average annual total return (after taxes on distributions) will be calculated according to the following formula:

     P(1+T)^n = ATV ,  where P = a hypothetical  initial payment of $1,000;  T =
                   D
     average annual total return (after taxes on distributions); n = number of years; ATV = ending value of a hypothetical $1,000 payment made at the
                D
     beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

     Based on the foregoing, the average annual total returns (after taxes on distributions) for the Funds for the one, five, and ten year periods ended October 31, 2002 (or since inception) were as follows:

--------------------------------------------------------------------------------
                                           Average Annual Total Return
                                         (after taxes on distributions)
--------------------------------------------------------------------------------
                                                                         SINCE
FUND                             ONE YEAR    FIVE YEARS   TEN YEARS    INCEPTION
----                             --------    ----------   ---------    ---------
Diversified Value Fund (1) .         %           --           --           %
Select Value Fund(2) .......         %           --           --           %
Small Cap Fund(3) ..........         %           --           --           %
Diversified Growth Fund(1) .         %           --           --           %
Select Growth Fund(2) ......         %           --           --           %
Family Heritage(R)Fund(1) ..         %           --           --           %
International Equity Fund(1)         %           --           --           %
Taxable Bond Fund(1) .......         %           --           --           %
Tax-Exempt Bond Fund(1) ....         %           --           --           %
________________________
(1)  Commenced operations 8/04/2000.
(2)  Commenced operations 8/11/2000.
(3) Commenced operations 8/25/2000; investment strategy changed from small cap value to small cap core in August 2002.

     The  average  annual  total  return  (after  taxes  on  distributions   and
redemption) will be calculated according to the following formula:

     P(1+T)^n = ATV  ,  where P = a hypothetical  initial payment of $1,000; T =
                   DR
     average annual total return (after taxes on distributions and redemption); n = number of years; ATV = ending value of a hypothetical $1,000 payment
                             DR
     made at the beginning of the designated time period, after taxes on fund distributions and redemption.

     Based on the foregoing, the average annual total returns (after taxes on distributions and redemptions) for the Funds for the one, five, and ten year periods ended October 31, 2002 (or since inception) were as follows:

--------------------------------------------------------------------------------
                                           Average Annual Total Return
                                (after taxes on distributions and redemption)
--------------------------------------------------------------------------------
                                                                        SINCE
FUND                           ONE YEAR    FIVE YEARS   TEN YEARS     INCEPTION
----                           --------    ----------   ---------     ---------
Diversified Value Fund (1) .       %           --           --            %
Select Value Fund(2) .......       %           --           --            %
Small Cap Fund(3) ..........       %           --           --            %
Diversified Growth Fund(1) .       %           --           --            %
Select Growth Fund(2) ......       %           --           --            %
Family Heritage(R)Fund(1) ..       %           --           --            %
International Equity Fund(1)       %           --           --            %
Taxable Bond Fund(1) .......       %           --           --            %
Tax-Exempt Bond Fund(1) ....       %           --           --            %
________________________
(1)  Commenced operations 8/04/2000.
(2)  Commenced operations 8/11/2000.
(3) Commenced operations 8/25/2000; investment strategy changed from small cap value to small cap core in August 2002.

     The Funds may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

     The performance shown in this section for the periods prior to August 4, 2000 is based on the performance of predecessor common and collective trust funds and other accounts which were converted into shares of the Funds. The performance has been adjusted to reflect estimated expenses of the Funds at the time of the conversion. The common and collective trust funds were not registered under the 1940 Act and were not subject to certain investment restrictions to which the Funds are subject. If the common and collective trust funds had been registered, their performance may have been adversely affected.

                          DETERMINATION OF SHARE PRICE

     The purchase and redemption price of shares is the net asset value of each share. A Fund's securities are valued by the Funds' Administrator pursuant to valuations provided by an independent pricing service (generally the last reported sale price). Fund securities listed on a securities exchange or an automated quotation system for which quotations are available, including securities traded over the counter, are valued at the last quoted sale price on each Business Day (defined as days on which the New York Stock Exchange is open for business ("Business Day") or, if there is no such reported sale, at the last reported bid price). Securities listed on a foreign exchange are valued at the last quoted sale price and translated into U.S. dollars at the currency exchange rate quoted at the close of the London exchange. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. The pricing service may also use a matrix system to determine valuations. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

     Information about the market value of each portfolio security may be obtained by the Administrator from an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Securities and assets for which market quotations are not readily available or which cannot be priced accurately within the Trust's established pricing procedures are valued at fair value as determined in good faith by the Valuation Committee under the general supervision of the Trustees. Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing shareholders in the Fund would experience a lower yield. The converse would apply during a period of rising interest rates.

                        PURCHASE AND REDEMPTION OF SHARES

     Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the New York Stock Exchange, the Adviser, the Manager, the Distributor, and/or the Custodian are not open for business.

                                      TAXES

     Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     TAX STATUS OF THE FUNDS

     Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

     As a regulated investment company, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

     A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

     DISTRIBUTIONS

     Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

     The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares.

     The current maximum tax rate on long-term capital gain applicable to individuals is 20%. Net capital gains from assets held for one year or less will be taxed as ordinary income.

     Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

     If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

     FOREIGN TAXES

     A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. The International Equity Fund intends to take this approach. For any year for which the International Equity Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the International Equity Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the International Equity Fund will notify shareholders within 60 days after the close of the International Equity Fund's taxable year of the amount of such taxes and the sources of its income.

     Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the International Equity Fund's income flows through to its shareholders. With respect to the International Equity Fund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the International Equity Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the International Equity Fund. The foreign tax credit can be applied to offset no more than 90% of the alternative minimum tax imposed on corporations and individuals.

     The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

     TAX-EXEMPT INCOME

     The Tax-Exempt Bond Fund intends to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code)
to shareholders. The Tax-Exempt Bond Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the Tax-Exempt Bond Fund's taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes. The Tax-Exempt Bond Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Tax-Exempt Bond Fund earns income which is not eligible to be so designated, the Tax-Exempt Bond Fund intends to distribute such income. Such distributions will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

     Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Tax-Exempt Bond Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

     Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Tax-Exempt Bond Fund's adviser attempts to determine that any security it contemplates purchasing on behalf of the Tax-Exempt Bond Fund is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither the Adviser nor the Tax-Exempt Bond Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

     DISPOSITIONS

     Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

     If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares.

Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

     BACKUP WITHHOLDING

     Each Fund generally will be required to withhold federal income tax at a rate of 30% (in 2002 and 2003) ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

     OTHER TAXATION

     Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

     FUND INVESTMENTS

     MARKET DISCOUNT. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

     ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

     OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by such a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

     Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

     CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

     SECTION 988 GAINS OR LOSSES. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of such a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

     PASSIVE FOREIGN INVESTMENT COMPANIES. A Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. A Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the

Trustees, the Managers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Managers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

     It is possible that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules and regulations of the SEC, as applicable. In addition, the Funds may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Funds' expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Total dollar amount of brokerage commissions paid for the fiscal period ended October 31, 2000 and the fiscal years ended, October 31, 2001 and October 31, 2002 were as follows:

                                     2000        2001        2002
Diversified Value Fund ........    $ 48,309    $231,135
Select Value Fund .............    $ 43,200    $231,112
Small Cap Core Fund (previously
Small Cap Value Fund)(a) ......    $  5,958    $242,696
Diversified Growth Fund .......    $  8,371    $ 87,387
Select Growth Fund ............    $ 22,704    $ 42,248
Small Cap Fund (previously
Small Cap Growth Fund)(a) .....    $ 19,060
Family Heritage(R)Fund ........    $  2,435    $ 70,726
International Equity Fund .....    $ 55,569    $231,406
Taxable Bond Fund .............         N/A         N/A
Tax-Exempt Bond Fund ..........         N/A         N/A

(a) Effective after the close of business on October 31, 2002, the Small Cap Fund that was previously the Small Cap Growth Fund was reorganized into and with the Small Cap Core Fund. The latter survived the reorganization and changed its name to Small Cap Fund.

     The portfolio turnover rates for each Fund for the fiscal period ended October 31, 2000 and for the fiscal years ended October 31, 2001 and October 31, 2002 were as follows:

                                                          2000     2001     2002
                                                          ----     ----     ----
Diversified Value Fund ................................    12%      48%      26%
Select Value Fund .....................................    27%     104%     110%
Small Cap Core Fund (previously Small Cap Value Fund(a)    10%      96%      93%
Diversified Growth Fund ...............................     6%      37%      35%
Select Growth Fund ....................................    13%      37%      24%
Small Cap Fund (previously Small Cap Growth Fund)(a) ..    29%     184%     286%
Family Heritage(R)Fund ................................     1%      37%      24%
International Equity Fund .............................    10%      44%      69%
Taxable Bond Fund .....................................     7%      54%      58%
Tax-Exempt Bond Fund ..................................    10%      23%      14%

(a) Effective after the close of business on October 31, 2002, the Small Cap Fund that was previously the Small Cap Growth Fund was reorganized into and with the Small Cap Core Fund. The latter survived the reorganization and changed its name to Small Cap Fund.

     Consistent with their duty to obtain best execution, the Managers may allocate brokerage or principal business to certain broker-dealers in recognition of the sale of Fund shares. In addition, a Fund's Manager may place portfolio orders with qualified broker-dealers who recommend the Trust to clients, and may, when a number of brokers and dealers can provide best price and execution on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

     The Trust does not expect to use one particular broker or dealer, but a Fund's Manager may, consistent with the interests of the Fund, select brokers on the basis of the research services they provide to that Manager. Such services may include analysis of the business or prospects of a company, industry or economic sector or statistical and pricing services. Information so received by the Managers will be in addition to and not in lieu of the services required to be performed by a Fund's Manager under the Advisory and Sub-Advisory Agreements. If in the judgment of a Fund's Manager, the Fund, or other accounts managed by the Fund's Manager or PTC, will be benefited by supplemental research services, the Fund's Manager is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions which another broker may have charged for effecting the same transaction. Not all of these services may be used by the Manager in connection with the Fund. The expenses of a Fund's Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

     It can be anticipated that the Manager for each Fund will place concurrent orders for the Fund and other accounts for which the Manager has investment discretion, including other Funds. Transactions effected pursuant to such combined orders are allocated in accordance with the purchase or sale orders actually placed for each Fund or advisory account, on a pro rata basis.

     As of October 31, 2002, the following Funds had acquired securities of their regular brokers or dealers, as defined in Rule 10b-1 under the 1940 Act, as set forth below:

                                                                                                  AGGREGATE
              FUND                        BROKER/DEALER                   SECURITY                  VALUE
                                                                                                    $000
DIVERSIFIED VALUE FUND.......      Morgan Stanley Dean Witter    Repurchase Agreement            $    1,343
                                   & Co.
                                   Merrill Lynch                 Common Stock                    $    1,253
                                   J.P. Morgan Chase & Co.       Common Stock                    $    1,057
                                   Lehman Brothers               Common Stock                    $      719

SELECT VALUE FUND.............     Morgan Stanley Dean Witter    Repurchase Agreement            $       48
                                   & Co.

SMALL CAP CORE (PREVIOUSLY SMALL   Morgan Stanley Dean Witter    Repurchase Agreement            $      156
CAP VALUE FUND)(A)FUND.......      & Co.

DIVERSIFIED GROWTH FUND....        Morgan Stanley Dean Witter    Repurchase Agreement            $       32
                                   & Co.

SELECT GROWTH FUND..........       Morgan Stanley Dean Witter    Repurchase Agreement            $       87
                                   & Co.

SMALL CAP FUND (PREVIOUSLY SMALL   Morgan Stanley Dean Witter    Repurchase Agreement            $        6
CAP GROWTH FUND)(A)                & Co.

FAMILY HERITAGE(R)FUND.......      Morgan Stanley Dean Witter    Repurchase Agreement            $      530
                                   & Co.

INTERNATIONAL EQUITY FUND..        J.P. Morgan Chase & Co.       Repurchase Agreement            $    2,123

TAXABLE BOND FUND...........       J.P. Morgan Chase & Co.       Repurchase Agreement            $    1,939
                                   Lehman Brothers               Debt                            $    1,460

TAX-EXEMPT BOND FUND               none

                              DESCRIPTION OF SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of each Fund, each of which represents an equal proportionate interest in that

Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios without shareholder approval. Share certificates representing the shares will not be issued.

                        LIMITATION OF TRUSTEES' LIABILITY

     The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and not for any neglect or wrongdoing of any officer, agent, employee or administrator of the Trust. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust to the fullest extent permitted by law. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                     VOTING

     Each share held entitles the shareholder of record to one vote. Where a matter pertains solely to one or more Funds, only the shareholders of such Fund or Funds will be entitled to vote. As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders, and does not intend to hold such meetings, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders by a vote of two-thirds of the outstanding shares of the Trust at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

     Where the Trust's Prospectus or Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

                       CONTROL PERSONS AND 5% SHAREHOLDERS

     PTC is a Pennsylvania chartered trust company with principal offices at One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046. PTC is a wholly-owned subsidiary of Pitcairn Company, a Pennsylvania corporation, which in turn is a wholly-owned subsidiary of Pitcairn Group L. P., a Delaware limited partnership.

     As of February 15, 2003, PTC, in its fiduciary and/or custodian capacity for trusts and other accounts holding Fund shares, is the record owner of all the outstanding shares of each Fund, and has or shares power to vote or dispose of these shares. In most cases, voting these Fund shares will require the consent of the other co-trustees (for a majority of shares, persons who are Pitcairn family members or directors of PTC).

     The following individuals may be deemed to be beneficial owners of greater than 25% of the outstanding voting securities (limited partnership interests) in Pitcairn Group L. P. (the "Units") by virtue of sharing the power to vote or dispose of Units in their capacity as co-trustees. The address of the following individuals is c/o PTC, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046.

     Dirk Junge, a Vice President and Trustee of the Trust, may be deemed to have or share the power to vote or dispose of approximately ___% of the Units by virtue of Units owned directly by Mr. Junge, his wife, and trusts for which he serves as Trustee or Co-Trustee and partnerships for which he serves as general partner. Mr. Junge is Chairman of PTC and Chairman and CEO of Pitcairn Company which is the general partner of Pitcairn Group L. P. Mr. Junge disclaims any beneficial interest other than in the Units owned directly by him and his spouse (less than 0.__% of the Units).

     Clark D. Pitcairn may be deemed to have or share the power to vote or dispose of approximately __% of the Units by virtue of Units owned directly by Mr. Pitcairn, his minor children, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director and Senior Vice President of PTC and a Director of Pitcairn Company which is the general partner of Pitcairn Group L.
P. Clark D. Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his minor children (approximately 0.__% of the Units).

     Stephen Pitcairn may be deemed to have or share the power to vote or dispose of approximately 3__% of the Units by virtue of Units owned directly by Mr. Pitcairn, his wife, and trusts for which he serves as Trustee or Co-Trustee. Mr. Pitcairn is a Director of PTC and Pitcairn Company which is the general partner of Pitcairn Group L. P. Stephen Pitcairn disclaims any beneficial interest other than in the Units owned directly by him and his wife (approximately __% of the Units).

     Members of the Pitcairn family serve (in various combinations) as co-trustee with PTC on trusts that are the beneficial owners of shares of the Funds. As co-trustees, these individuals share voting power and the power to dispose of Fund shares with PTC and, as such, each individual co-trustee may be deemed to be the beneficial owner of more than 5% of the shares of each Fund. A list of the co-trustees and the percentage of shares of each Fund held as trustee as of February 15, 2003 is as follows (there is duplicative reporting of shares due to the overlapping nature of the co-trustees):

                        DIVERSIFIED          SELECT             SMALL          DIVERSIFIED         SELECT
                           VALUE              VALUE              CAP             GROWTH            GROWTH
Stephen Pitcairn.......
Clark D. Pitcairn......
Dirk Junge.............
Lachlan Pitcairn.......
Feodor U. Pitcairn.....
Cameron C. Pitcairn....
M. Craig Pitcairn......

                                       62

                                          INTERNATIONAL      TAX-EXEMPT          FAMILY           TAXABLE
                                             EQUITY             BOND            HERITAGE(R)         BOND
Stephen Pitcairn.......
Clark D. Pitcairn......
Dirk Junge.............
Lachlan Pitcairn.......
Feodor U. Pitcairn.....
Cameron C. Pitcairn....

     The Retirement Plan of Pitcairn Company, with an address of c/o PTC, One Pitcairn Place, Suite 3000, Jenkintown, PA 19046, owns beneficially ____% of the outstanding shares of the Taxable Bond Fund. PTC holds those shares of record as discretionary investment adviser for the plan The Trustees of the plan are Lawrence R. Bardfeld, Feodor U. Pitcairn and Stephen Pitcairn.

     Aside from Mr. Junge, whose ownership is described above, and as otherwise disclosed herein, Trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of any Fund.

     With respect to Units of Pitcairn Group L. P., no single trust or account has beneficial ownership of 5% or more of the Units, except that Pitcairn Company, the sole owner of PTC, and general partner of Pitcairn Group L.P., holds approximately 10% of the Units. There are no voting agreements in effect relating to the Units or to shares of the Funds.

                                    CUSTODIAN

     The Northern Trust Company (the "Custodian"), located at 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian and wire agent of the assets. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

                                 TRANSFER AGENT

     State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as the Transfer Agent.

                             INDEPENDENT ACCOUNTANTS

     [The audited financial statements for the fiscal year ended October 31, 200_ have been so included in reliance on the report of PricewaterhouseCoopers LLP, located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent accountants, given on the authority of said firm as experts in auditing and accounting.]

                                  LEGAL COUNSEL

     Dechert, 1775 Eye Street N.W., Washington, DC, 20006-2401, serves as counsel to the Trust.

     Stradley,   Ronon,   Stevens  &  Young,  LLP,  2600  One  Commerce  Square,
Philadelphia, Pennsylvania 19103-7098, serves as counsel to the Independent Trustees of the Trust.

                              FINANCIAL STATEMENTS

     The audited financial statements for the fiscal year ended October 31, 200_, including the financial highlights, appearing in the Trust's Annual Report to Shareholders, filed electronically with the SEC, are incorporated by reference and made part of this document.

                       APPENDIX A: DESCRIPTION OF RATINGS

     DESCRIPTION OF CORPORATE BOND RATINGS

     The following descriptions of corporate bond ratings have been published by Moody's, S&P, Fitch Investor's Services, Inc. ("Fitch") and Thomson BankWatch ("Thomson"), respectively.

     DESCRIPTION OF MOODY'S LONG-TERM RATINGS

     Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

     A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     DESCRIPTION OF S&P'S LONG-TERM RATINGS

     Investment Grade
     ----------------

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     DESCRIPTION OF FITCH'S LONG-TERM RATINGS

     Investment Grade Bond
     ---------------------

     AAA  Bonds  rated  AAA  are  judged  to be  strictly  high  grade,  broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

     AA Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

     A Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     DESCRIPTION OF THOMSON'S LONG-TERM DEBT RATINGS

     Investment Grade
     ----------------

     AAA Bonds rated AAA indicate that the ability to repay principal and interest on a timely basis is extremely high.

     AA Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     A Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     BBB Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     DESCRIPTION OF COMMERCIAL PAPER RATINGS

     The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, Fitch and Thomson BankWatch, respectively.

     DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

     PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          --   Leading market positions in well-established industries.

          --   High rates of return on funds employed.

          -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     S&P'S SHORT-TERM RATINGS

     SP-1 This highest category indicates that the capacity to pay principal and interest is strong. An issue determined to possess a very strong capacity to pay debt is denoted with a plus sign (+) designation.

     SP-2 Capacity  for  timely  payment  on  issues  with this  designation  is
          satisfactory,   with  some  vulnerability  to  adverse  financial  and
          economic changes over the term of the notes.

     DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

     F1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

     F1 Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less in degree than issues rated "F1+"

     F2 Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as for issues assigned "F1+" and "F1" ratings.

     LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

     DESCRIPTION OF THOMSON'S SHORT-TERM RATINGS

     TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                                     PART C
                                OTHER INFORMATION
ITEM 23.  EXHIBITS

(a)  (1)  Amended and Restated Declaration of Trust (1)

     (2)  Certificate of Trust (1)

(b)       By-laws (1)

(c) Certificates for shares are not issued. Articles III, V and VI of the Registrant's Amended and Restated Declaration of Trust and Article II of the Registrant's By-laws define the rights of holders of shares of beneficial interest

(d) (1) Investment Advisory Agreement between Pitcairn Funds and Pitcairn Trust Company (1)

     (2) Amended and Restated Investment Sub-Advisory Contract between Pitcairn Investment Management and Oechsle International Advisors, LLC as a Sub-Adviser to the International Equity Fund (4)

     (3)  Investment   Sub-Advisory   Contract   between   Pitcairn   Investment
          Management  and  The  Boston  Company  Asset  Management,   LLC  as  a
          Sub-Adviser to the International Equity Fund (4)

     (4) Investment Management Agreement with Sands Capital Management, Inc. as Sub-Adviser to the Select Growth Fund (1)

     (5)  Investment   Sub-Advisory   Contract   between   Pitcairn   Investment
          Management and Brandywine Asset Management, LLC, as a sub-adviser to the International Equity Fund (4)

(e) Distribution Agreement between Pitcairn Funds and SEI Investments Distribution Co. (1)

(f)       N/A

(g) Custody Agreement between Pitcairn Funds and The Northern Trust Company (1), including the schedule of remuneration (3)

(h) (1) Administration Agreement between Pitcairn Funds and SEI Investments Mutual Funds Services (2)

     (2) Transfer Agency and Service Agreement between Pitcairn Funds and State Street Bank and Trust Company (1)

     (3)  Expense Limitation Agreement (1)

     (4)  Form of Shareholder Services Agreement (1)

     (5)  Shareholder Services Plan (1)

(i) Legal Opinion of Dechert regarding the legality of the securities being registered (2)

(j)       Consent of PricewaterhouseCoopers LLP (5)

(k)       N/A

(l) Subscription for the Purchase of Shares of Beneficial Interest of Pitcairn Funds (2)

(m)       N/A

(n)       N/A

(p) (1) Code of Ethics of Pitcairn Trust Company, as approved by the Board of Trustees of the Pitcairn Funds on April 24, 2002 (4)

     (2) Code of Ethics of Oechsle International Advisors, LLC, as approved by the Board of Trustees of the Pitcairn Funds on April 24, 2002 (4)

     (3) Code of Conduct (5), Securities Trading Policy (5) and Securities Trading Policy - Access Decision Maker Edition, of Mellon Financial Corp. (4), applicable to The Boston Company Asset Management, LLC, as approved by the Board of Trustees of the Pitcairn Funds on April 24, 2002 (4)

     (4) Code of Ethics of Sands Capital Management, Inc., as approved by the Board of Trustees of the Pitcairn Funds on July 19, 2000 (1)

     (5) Code of Ethics of SEI Investments Distribution Co., amended as of December, 2000. (3)

     (6) Code of Ethics of the Pitcairn Funds, as approved by the Trustees of the Pitcairn Funds on April 24, 2002 (4)

     (7) Code of Ethics of Brandywine Asset Management, LLC, as approved by the Board of Trustees of the Pitcairn Funds on December 10, 2002.

(q)  (1)  Power of Attorney of Alvin A. Clay III (1)

          (2)  Power of Attorney of Dirk Junge (1)

          (3)  Power of Attorney of George M. Chamberlain, Jr. (1)

          (4)  Power of Attorney of Carleton A. Holstrom (1)

          (5)  Power of Attorney of James R. Wood (1)

          (6)  Power of Attorney of William C. McCormick (1)

---------------------------

          (1) Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A as filed on July 31, 2000.

          (2) Incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A as filed on August 3, 2000.

          (3) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A as filed on February 27, 2001.

          (4)  Filed herewith.

          (5)  To be filed by amendment

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Pitcairn Trust Company ("PTC"), a Pennsylvania state-chartered trust company, established the Trust, and Pitcairn Investment Management, a separately identifiable division of PTC, serves as the Trust's investment adviser. More information about PTC's relationship with the Trust is included in the Statement of Additional Information and is incorporated herein by reference. PTC is a wholly-owned subsidiary of Pitcairn Company, a Pennsylvania corporation, which, in turn, is a wholly-owned subsidiary of Pitcairn Group L. P., a Delaware limited partnership. PTC controls, as sole Trustee, Liquidating Trust of Pitcairn Small Capitalization Value Common Trust Fund and Liquidating Trust of Pitcairn International Stock Common Trust Fund. Pitcairn Company also serves as the General Partner to the following partnerships: Pitcairn Alternative Investment Fund, L.P.; Pitcairn Private Equity

Partnership L.P.; and Pitcairn Group L.P. PTC, in connection with its business as a trust company, serves as sole or co-trustee to approximately 1,800 individual trusts.

ITEM 25.  INDEMNIFICATION

Reference is made to Article VII of the Registrant's Amended and Restated Declaration of Trust.

Reference is made to Article VI of the Registrant's By-Laws.

Reference is made to Article 7 of the Distribution Agreement between Pitcairn Funds and SEI Investments Distribution Co.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Amended and Restated Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Pitcairn Investment Management ("Pitcairn" or the "Adviser") is a division of Pitcairn Trust Company ("PTC"), a state chartered trust company. The principal business address of Pitcairn is One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, Pennsylvania 19046. Pitcairn Trust Company was founded in 1987 for the purposes of conducting a general trust company business with the power to act, alone or with others, as fiduciary, investment adviser, custodian of property and agent or attorney-in-fact. Affiliates of PTC have provided family office services, including investment advice, to high net worth individuals and their related trusts for more than 75 years. The Adviser was formed as a division of Pitcairn Trust Company in order to provide investment advisory and Manager selection services to the Trust.

Feodor U. Pitcairn, a director of Pitcairn Company and PTC, is the founder and chief executive officer of Feodor Pitcairn Productions, LTD, a Pennsylvania film production company located at P.O. Box 305, Bryn Athyn, PA 19009.

James L. Kermes, a director of Pitcairn Company, served as president and chief executive officer, and as a member of the Board of Directors of The Glenmede Trust Company until he retired earlier in 2002. The Glenmede Trust Company is a privately owned trust and investment management company founded by members of the Pew family in 1956. It serves high net worth individuals and institutions, and its principal office is located in Philadelphia, PA.

Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, is included in their respective applications for registration as investment advisers on Form ADV as follows: Oechsle International Advisors, LLC, File No. 801-56031; The Boston Company Asset Management, LLC, File No.801-6829; Brandywine Asset Management, LLC, File No. 801-27797; and Sands Capital Management, Inc., File No. 801-36414.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)  Registrant's   distributor,   SEI   Investments   Distribution   Co.   (the
     "Distributor"), acts as distributor for:

SEI Daily Income Trust                                 July 15, 1982
SEI Liquid Asset Trust                                 November 29, 1982
SEI Tax Exempt Trust                                   December 3, 1982
SEI Index Funds                                        July 10, 1985
SEI Institutional Managed Trust                        January 22, 1987
SEI Institutional International Trust                  August 30, 1988
The Advisors' Inner Circle Fund                        November 14, 1991
STI Classic Funds                                      May 29, 1992
The Arbor Fund                                         January 28, 1993
Bishop Street Funds                                    January 27, 1995
STI Classic Variable Trust                             August 18, 1995
SEI Asset Allocation Trust                             April 1, 1996
SEI Institutional Investments Trust                    June 14, 1996
HighMark Funds                                         February 15, 1997
Armada Funds                                           March 8, 1997
The Expedition Funds                                   June 9, 1997
Oak Associates Funds                                   February 27, 1998
The Nevis Fund, Inc.                                   June 29, 1998
CNI Charter Funds                                      April 1, 1999
The Armada Advantage Fund                              May 1, 1999
Amerindo Funds Inc.                                    July 13, 1999
iShares Inc.                                           January 28, 2000
SEI Insurance Products Trust                           March 29, 2000
iShares Trust                                          April 25, 2000
First Focus Funds, Inc.                                October 1, 2000
JohnsonFamily Funds, Inc.                              November 1, 2000
The MDL Funds                                          January 24, 2001
Causeway Capital Management Trust                      September 20, 2001
The Japan Fund, Inc.                                   October 7, 2002

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Information as to the directors and officers of SEI Investments Distribution Co. (the "Distributor"), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (CRD#10690) filed under the Securities Exchange Act of 1934, as amended, and is incorporated herein by reference.

(c) During the fiscal year ended October 31, 2002, the Registrant's principal underwriter received the following compensation:

                                    NET UNDERWRITING    COMPENSATION ON
                                      DISCOUNTS AND      REDEMPTION AND     BROKERAGE        OTHER
 NAME OF PRINCIPAL UNDERWRITER         COMMISSIONS         REPURCHASE      COMMISSIONS    COMPENSATION

SEI Investments Distribution Co.            0                  0                0          $2,994.21

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of Registrant, One Pitcairn Place, Suite 3000, 165 Township Line Road, Jenkintown, PA 19046-3593; at the offices of Oechsle International Advisors, LLC, One International Place, 23rd Floor, Boston, Massachusetts 02110; at the offices of The Boston Company

Asset Management, LLC, One Boston Place, Boston, Massachusetts 02108-4408l; at the offices of Brandywine Asset Management, LLC, at 3 Christiana Centre, 201 N. Walnut Street, Suite 1200, Wilmington, Delaware 19801; at the offices of Sands Capital Management, Inc., 1001 19th Street North, Suite 1450, Arlington, Virginia 22209; and at the offices of SEI Investment Global Funds Services, Oaks, Pennsylvania 19456. Records relating to the duties of the Custodian for the Registrant are maintained by The Northern Trust Company, 50 South La Salle Street, Chicago, Illinois 60675.

ITEM 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 4 to the Registrant's Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jenkintown in the State of Pennsylvania on the 30th day of December, 2002.

                                   PITCAIRN FUNDS

                                   By: /s/ Alvin A. Clay III
                                       -------------------------------------
                                       Alvin A. Clay III
                                       President And Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


         SIGNATURE                          TITLE                    DATE


/s/ Alvin A. Clay III
------------------------------    Trustee (President and       December 30, 2002
Alvin A. Clay III                 Chief Executive Officer)


------------------------------    Trustee (Chairman and        December 30, 2002
Dirk Junge*                       Vice President)


------------------------------    Trustee                      December 30, 2002
George M. Chamberlain, Jr.*


------------------------------    Trustee                      December 30, 2002
Carleton A. Holstrom*


------------------------------    Trustee                      December 30, 2002
James R. Wood*


/s/ William C. McCormick
------------------------------    Treasurer (Chief Financial   December 30, 2002
William C. McCormick*             Officer) and Chief
                                  Accounting Officer

*By: /s/ Averill R. Jarvis
------------------------------
         Averill R. Jarvis
         As Attorney-In-Fact**

** Powers of attorney for Trustees are incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-1A as filed on July 31, 2000.

                                  EXHIBIT INDEX

Exhibit   Descriptions
-------   ------------

(d)(2) Amended and Restated Investment Sub-Advisory Contract between Pitcairn Investment Management and Oechsle International Advisors, LLC as a Sub-Adviser to the International Equity Fund

(d)(3)    Investment   Sub-Advisory   Contract   between   Pitcairn   Investment
          Management  and  The  Boston  Company  Asset  Management,   LLC  as  a
          Sub-Adviser to the International Equity Fund

(d)(5)    Investment   Sub-Advisory   Contract   between   Pitcairn   Investment
          Management and Brandywine Asset Management, LLC as a Sub-Adviser to the International Equity Fund

(j)       Consent of PricewaterhouseCoopers LLP (to be filed by amendment)

(p)(1)    Code of Ethics of Pitcairn Trust Company

(p)(2)    Code of Ethics of Oechsle International Advisors, LLC

(p)(3) Securities Trading Policy - Access Decision Maker Edition, of Mellon Financial Corp., applicable to The Boston Company Asset Management, LLC

(p)(6)    Code of Ethics of the Pitcairn Funds

(p)(7)    Code of Ethics of Brandywine Asset Management, LLC

---------------------------